                                                                   EXHIBIT 10.51

                     BAKER HUGHES INCORPORATED PENSION PLAN

                        (Effective as of January 1, 2002)


                                                                   EXHIBIT 10.51

                     BAKER HUGHES INCORPORATED PENSION PLAN
                        (Effective as of January 1, 2002)

                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS ...................................................................................        1
1.1     Accrued Benefit..................................................................................        1
1.2     Actuarial Equivalent ............................................................................        1
1.3     Actuary .........................................................................................        1
1.4     Affiliate .......................................................................................        1
1.5     Annuity Starting Date............................................................................        1
1.6     Beneficiary .....................................................................................        2
1.7     Cash Balance Account.............................................................................        2
1.8     Code ............................................................................................        2
1.9     Committee .......................................................................................        2
1.10    Company .........................................................................................        2
1.11    Compensation.....................................................................................        2
1.12    Contribution Credit..............................................................................        2
1.13    Death Benefit....................................................................................        2
1.14    Directors .......................................................................................        2
1.15    Early Retirement Date ...........................................................................        2
1.16    Effective Date...................................................................................        2
1.17    Eligible Employee ...............................................................................        2
1.18    Employee.........................................................................................        3
1.19    Employer ........................................................................................        3
1.20    Employment Date..................................................................................        3
1.21    ERISA ...........................................................................................        3
1.22    Interest Credit..................................................................................        3
1.23    Interest Rate....................................................................................        3
1.24    Investment Manager ..............................................................................        3
1.25    Hour of Service .................................................................................        3
1.26    Leased Employee .................................................................................        3
1.27    Member ..........................................................................................        3
1.28    Normal Retirement Date...........................................................................        4
1.29    Normal Retirement Pension........................................................................        4
1.30    Period of Severance..............................................................................        4
1.31    Plan.............................................................................................        4
1.32    Plan Year........................................................................................        4
1.33    Postponed Retirement Date .......................................................................        4
1.34    Pre-Retirement Survivor Annuity..................................................................        4
1.35    Qualified Joint and Survivor Annuity.............................................................        4
1.36    Qualified Military Service.......................................................................        4
1.37    Quarter..........................................................................................        4
1.38    Reemployment Date ...............................................................................        4
1.39    Required Beginning Date .........................................................................        4
1.40    Retirement Date..................................................................................        4
1.41    Service..........................................................................................        4
1.42    Severance from Service Date .....................................................................        4
1.43    Single Life Annuity .............................................................................        4
1.44    Spouse ..........................................................................................        5
1.45    Transferred Member...............................................................................        5
1.46    Trust ...........................................................................................        5
1.47    Trustee..........................................................................................        5
1.48    Trust Agreement..................................................................................        5
1.49    Trust Fund ......................................................................................        5
1.50    Vesting Service..................................................................................        5
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

                                                                   EXHIBIT 10.51

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ARTICLE II PARTICIPATION.................................................................................        5
2.1     Participation by Eligible Employees .............................................................        5
2.2     Cessation of Active Participation ...............................................................        5

ARTICLE III SERVICE .....................................................................................        5
3.1     Service Defined .................................................................................        5
3.2     Leave for Qualified Military Service.............................................................        6

ARTICLE IV BREAK IN SERVICE .............................................................................        6
4.1     Break In Service ................................................................................        6
4.2     Effect of Reemployment Prior to Break In Service ................................................        6

ARTICLE V VESTING SERVICE ...............................................................................        6
5.1     Vesting .........................................................................................        6
5.2     Vesting Service..................................................................................        6

ARTICLE VI NON-COVERED EMPLOYMENT .......................................................................        7

ARTICLE VII CASH BALANCE ACCOUNT ........................................................................        7
7.1     Initial Cash Balance Account ....................................................................        7
7.2     Contribution Credits ............................................................................        7
7.3     Interest Credit .................................................................................        8
7.4     Cash Balance Account Upon Reemployment...........................................................        8

ARTICLE VIII REQUIREMENTS FOR RETIREMENT BENEFITS........................................................        9
8.1     Retirement Benefit...............................................................................        9
8.2     Retirement Benefits Following an Authorized Leave of Absence ....................................        9

ARTICLE IX DEATH BENEFITS ...............................................................................        9
9.1     Death Benefit of a Member Who Dies During Service ...............................................        9
9.2     Death Benefit of a Member Who Dies After His Severance of Service Date ..........................       10
9.3     Pre-Retirement Survivor Annuity .................................................................       10
9.4     Effect on Optional Form Election ................................................................       10
9.5     No Death Benefits After Commencement of Benefits ................................................       10

ARTICLE X BENEFICIARIES .................................................................................       10
0.1     Designation of Beneficiary ......................................................................       10
0.2     Spouse as Beneficiary ...........................................................................       11

RTICLE XI PAYMENT OF PENSION ............................................................................       11
1.1     Payment of Accrued Benefit ......................................................................       11
1.2     Normal Form of Payment ..........................................................................       12
1.3     Election to Waive Qualified Joint and Survivor Annuity ..........................................       12
11.4    Optional Form of Payment ........................................................................       13
11.5    Payment of Small Benefits .......................................................................       13
11.6    Direct Rollovers ................................................................................       13

ARTICLE XII CLAIM PROCEDURES ............................................................................       14
12.1    Presenting Claims for Benefits ..................................................................       14
12.2    Claims Review Procedure .........................................................................       15
12.3    Disputed Benefits ...............................................................................       15

ARTICLE XIII PLAN ADMINISTRATION ........................................................................       16
13.1    Appointment of Committee ........................................................................       16
13.2    Records of the Committee ........................................................................       16
13.3    Committee Action ................................................................................       16
13.4    Committee Disqualification ......................................................................       16
13.5    Committee Compensation, Expenses and Adviser ....................................................       16
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

                                                                   EXHIBIT 10.51

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13.6    Committee Liability .............................................................................       16
13.7    Committee Determinations ........................................................................       16
13.8    Information From Employer .......................................................................       17
13.9    General Powers of the Committee .................................................................       17
13.10   Uniform Administration ..........................................................................       18
13.11   Reporting Responsibilities ......................................................................       18
13.12   Disclosure Responsibilities .....................................................................       18
13.13   Allocation of Responsibilities Among Fiduciaries ................................................       18
13.14   Annual Audit ....................................................................................       18

ARTICLE XIV CONTRIBUTIONS TO THE PLAN ...................................................................       19
14.1    Member Contributions ............................................................................       19
14.2    Employer Contributions ..........................................................................       19
14.3    Discontinuance or Suspension of Contributions ...................................................       19
14.4    Forfeitures Credited Against Employer's Contributions ...........................................       19
14.5    Single Plan .....................................................................................       19

ARTICLE XV AMENDMENT OF THE PLAN.........................................................................       20
15.1    Right to Amend Reserved .........................................................................       20
15.2    Limitations on Right to Amend ...................................................................       20
15.3    Form of Amendment ...............................................................................       20
15.4    Merger of Plan with Another Pension Plan ........................................................       20

ARTICLE XVI THE TRUSTEE AND THE TRUST FUND...............................................................       21
16.1    Trust Agreement..................................................................................       21
16.2    Benefits Paid Solely From Trust Fund ............................................................       21
16.3    Trust Fund Applicable Only to Payment of Benefits ...............................................       21
16.4    Accounting by Trustee ...........................................................................       21
16.5    Authorization to Protect Trustee.................................................................       21
16.6    Exemption From Bond .............................................................................       21

ARTICLE XVII TERMINATION OF THE PLAN ....................................................................       22
17.1    Right to Terminate Reserved .....................................................................       22
17.2    Continuance With Successor Employer .............................................................       22
17.3    Liquidation of Trust Fund .......................................................................       23
17.4    Partial Termination..............................................................................       24
17.5    Distribution of Trust Fund.......................................................................       24
17.6    Residual Amounts ................................................................................       25
17.7    Limitations Imposed by Treasury Regulations Upon Early Termination of Plan.......................       25

ARTICLE XVIII ADOPTING EMPLOYERS ........................................................................       27
18.1    Designation of Other Employers ..................................................................       27
18.2    Single Plan......................................................................................       27

ARTICLE XIX MISCELLANEOUS ...............................................................................       27
19.1    Plan Not an Employment Contract..................................................................       27
19.2    Controlling Law .................................................................................       28
19.3    Invalidity of Particular Provisions .............................................................       28
19.4    Non-Alienation of Benefits ......................................................................       28
19.5    Copy Available to Members .......................................................................       28
19.6    Evidence Furnished Conclusive ...................................................................       28
19.7    Unclaimed Benefits ..............................................................................       28
19.8    Name and Address Changes ........................................................................       28
19.9    Payments in Satisfaction of Claims of Members ...................................................       28
19.10   Headings for Convenience Only....................................................................       29
19.11   Payments to Minors and Incompetents .............................................................       29
19.12   Member Information ..............................................................................       29
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                                                                   EXHIBIT 10.51

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ARTICLE XX TOP-HEAVY PLAN REQUIREMENTS...................................................................       29
20.1    General Rule.....................................................................................       29
20.2    Vesting Provisions...............................................................................       29
20.3    Minimum Benefit Provisions.......................................................................       30
20.4    Limitation on Compensation ......................................................................       30
20.5    Coordination With Other Plans ...................................................................       30
20.6    Distributions to Certain Key Employees ..........................................................       30
20.7    Determination of Top-Heavy Status................................................................       30

ARTICLE XXI LIMITATION ON BENEFITS.......................................................................       33
21.1    Single Defined Benefit Plan .....................................................................       33
21.2    Two or More Defined Benefit Plans................................................................       34
21.3    Definitions .....................................................................................       34

                                                                   EXHIBIT 10.51

                     BAKER HUGHES INCORPORATED PENSION PLAN
                        (Effective as of January 1, 2002)

                                    ARTICLE I
                                   DEFINITIONS

                  Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

         1.1 Accrued Benefit: As of any given date after the Effective Date, the monthly amount of retirement income that would be payable in the form of a Single Life Annuity under this Plan that is the Actuarial Equivalent of the Member's Cash Balance Account on the Member's Normal Retirement Date (or first of the month following the Member's Severance from Service Date, if later).

         1.2 Actuarial Equivalent: For any specified annuity or benefit, means another annuity or benefit commencing at a different date or payable in a different form than the specified annuity or benefit, but which has the same present value as the specified annuity or benefit, when measured using the following mortality and interest assumptions:

                  (a) For all purposes under the Plan, except as otherwise provided in subsection (b) of this Section:

                           (i) An interest rate of 7% per annum, compounded annually; and

                           (ii) The "applicable mortality table" prescribed under Code Section 417(e)(3)(A)(ii)(I), as set forth in Revenue Ruling 2001-62.

                  (b) For purposes of Article VII, with respect to determining a Member's Normal Retirement Pension, for purposes of
         Article XI, with respect to calculating an Accrued Benefit as a lump-sum payment, including the payment of small benefits under Section 11.5, and for purposes of Article XXI, with respect to adjusting any benefit or limitation under Section 415(b)(2)(B), (C) or (D) of the
         Code:

                           (i) The Interest Rate for the Plan Year in which occurs the Annuity Starting Date for the distribution; provided, however, that for purposes of determining a Member's Normal Retirement Pension, an interest rate of 2.6% per annum, compounded annually, shall apply if such rate is higher than the foregoing Interest Rate; and

                           (ii) The "applicable mortality table" prescribed under Code Section 417(e)(3)(A)(ii)(I) as set forth in Revenue Ruling 2001-62.

         1.3 Actuary: The actuary or firm of actuaries that has been appointed by the Company to make the actuarial computations required under the Plan.

         1.4 Affiliate: A corporation or other trade or business which, together with an Employer, is "under common control" within the meaning of
Section 414(b) or (c), as modified by Section 415(h) of the Code; any organization (whether or not incorporated) which is a member of an "affiliated service group" (within the meaning of Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

                                                                   EXHIBIT 10.51

         1.5 Annuity Starting Date: The first day of the month coincident with or next following the Member's attainment of his Normal Retirement Date or, if later, the first day of the month next following the payroll check date immediately following the date of his termination of employment, subject to
Section 11.1. Notwithstanding anything herein to the contrary, a Member who has terminated his employment may request, in accordance with the then established procedures of the Committee, a later commencement date for payment of his Accrued Benefit, subject to Section 11.1, in which event the Annuity Starting Date shall be the first day of the month requested.

         1.6 Beneficiary: The contingent annuitant or joint pensioner designated pursuant to Article X to receive optional pension benefits under
Article XI hereof or the person or persons designated under Article X to receive a Death Benefit under Article IX.

         1.7 Cash Balance Account: The notional account maintained on behalf of a Member to reflect the Member's Contribution Credits and Interest Credits made on his behalf as described in Article VII.

         1.8      Code: The Internal Revenue Code of 1986, as amended.

         1.9 Committee: The Administrative Committee appointed to administer the Plan as provided in Article XIII.

         1.10     Company: Baker Hughes Incorporated or its successor.

         1.11 Compensation: The total of all wages, salaries, fees for professional service and other amounts received in cash or in kind by a Member for services actually rendered or labor performed for the Employer while a Member and an Employee to the extent such amounts are includible in gross income, (A) excluding (i) reimbursements and other expense allowances; (ii) cash and noncash fringe benefits; (iii) moving expenses; (iv) Employer contributions to or payments from this or any other deferred compensation program, whether such program is qualified under Section 401(a) of the Code or nonqualified; (v) welfare benefits; (vi) amounts realized from the receipt or exercise of a stock option that is not an incentive stock option within the meaning of Section 422 of the Code; (vii) amounts realized at the time property described in Section 83 of the Code is freely transferable or no longer subject to a substantial risk of forfeiture; (viii) amounts realized as a result of an election described in
Section 83(b) of the Code; (ix) any amount realized as a result of a disqualifying disposition within the meaning of Section 421 (a) of the Code; and
(x) any other amounts that receive special tax benefits under the Code but are not hereinafter included, but (B) including (i) elective contributions made on a Member's behalf by the Employer that are not includable in income under Section 125, Section 132(f)(4), Section 402(e)(3), Section 402(h), or Section 403(b) of the Code; (ii) compensation deferred under an eligible deferred compensation plan within the meaning of Section 457(b) of the Code; and (iii) employee contributions described in Section 414(h) of the Code that are picked up by the employing unit and are treated as employer contributions. The foregoing notwithstanding, the Compensation of any Member taken into account for purposes of the Plan shall be limited to $200,000 for any Plan Year, with such amount adjusted automatically to reflect (x) any amendments to Section 401(a)(17) of the Code and (y) any cost-of-living increases pursuant to Section 401(a)(17)(B) of the Code; and shall not include any Compensation paid during a payroll period commencing after the payroll period during which occurs the Member's Severance from Service Date.

         1.12 Contribution Credit: The amount credited to each Member's Cash Balance Account pursuant to Section 7.2.

         1.13     Death Benefit: The benefit defined in Section 9.1 hereof.

         1.14     Directors: The Board of Directors of the Company.

         1.15 Early Retirement Date: The first day of the month next following the termination of Service by a Member after he has completed five years of Vesting Service and has attained age 55.

         1.16 Effective Date: Except where otherwise specifically provided, January 1, 2002.

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                                                                   EXHIBIT 10.51

         1.17     Eligible Employee: Each Employee other than:

         (A) an Employee whose terms and conditions of employment are governed by a collective bargaining agreement, unless such agreement provides for his coverage under the Plan;

         (B) an Employee who is a Leased Employee or who is designated, compensated, or otherwise classified or treated by the Employer as a Leased Employee;

         (C) an Employee who is an independent contractor or lease employee or who is designated, compensated, or otherwise classified or treated by the Employer as a an independent contractor or lease employee;

         (D) an Employee who is neither a U.S. citizen nor a U.S. Permanent Resident (for purposes of the Plan, an individual is not a U.S. Permanent Resident unless and until he has been issued a Alien Registration Receipt Card (Form I-551) (referred to as a "green card") by the United States Immigration and Naturalization Service); or

         (E) an Employee (i) who is a U.S. citizen or U.S. Permanent Resident, (ii) whose employment is based outside of the United States, and (iii) who does not have W-2 earnings from a U.S. dollar-based payroll system.

         1.18 Employee: Each (A) individual employed by the Employer and (B) Leased Employee.

         1.19 Employer: The Company and any Affiliate or any other entity that has been designated by the Committee as a participating Employer under this Plan pursuant to the provisions of Article XVIII.

         1.20 Employment Date: The date on which an Employee first performs an Hour of Service.

         1.21 ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.22 Interest Credit: The interest credit to each Member's Cash Balance Account pursuant to Section 7.3.

         1.23 Interest Rate: The Interest Rate for a Plan Year shall be the average annual interest rate on 30-year Treasury securities (or such other "applicable interest rate" prescribed under Code Section 417(e)(3)(A)(ii)(II) and the regulations promulgated thereunder) as posted for the month of November preceding the first day of the Plan Year.

         1.24 Investment Manager: The Investment Manager appointed under the Trust Agreement, as such term is defined by Section 3(38) of ERISA.

         1.25 Hour of Service: Each hour for which an Employee is directly paid, or entitled to payment, by the Employer or an Affiliate for the performance of duties.

         1.26 Leased Employee: Each individual who is not an employee of the Employer or an Affiliate but who performs services for the Employer or an Affiliate pursuant to an agreement (oral or written) between the Employer or an Affiliate and any leasing organization, provided that such person has performed such services for the Employer or an Affiliate or for related persons (within the meaning of Section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year and such services are performed under primary direction or control by the Employer or an Affiliate. The term "Leased Employee" shall also include any individual who is deemed to be an employee of the Employer under Section 414(o) of the Code. Notwithstanding the preceding sentences, the term "Leased Employee" shall not include any individual who is deemed to be an employee of the Employer or an Affiliate under Section 414(n)(5) of the Code.

                                                                   EXHIBIT 10.51

         1.27 Member: Any Eligible Employee who has become, and continues to be, a participant in the Plan in accordance with Article II. A Member shall continue to be a Member as long as he has an undistributed beneficial interest in the Plan. If upon a Break In Service, as provided under Article IV, a Member's vested Accrued Benefit is zero, he shall be deemed to have received an immediate lump-sum payment of his vested Accrued Benefit as of the date of such Break In Service.

         1.28 Normal Retirement Date: The first day of the month coincident with or next following the Member's attainment of age 65.

         1.29 Normal Retirement Pension: The Accrued Benefit to which a Member is entitled pursuant to Article VII.

         1.30 Period of Severance: Each period of time commencing on an Employee's Severance from Service Date and ending on a Reemployment Date.

         1.31 Plan: Baker Hughes Incorporated Pension Plan, established effective January 1, 2002, as thereafter amended from time to time.

         1.32 Plan Year: The 12-month period commencing on January 1 and ending on December 31 of each calendar year.

         1.33 Postponed Retirement Date: The first day of the month next following the Member's termination of Service after his Normal Retirement Date.

         1.34 Pre-Retirement Survivor Annuity: A survivor annuity for the life of the surviving Spouse of a Member, as defined in Code Section 417(c)(1).

         1.35 Qualified Joint and Survivor Annuity: An annuity providing equal monthly payments for the lifetime of the Member, based on the joint lives of the Member and his Spouse, with a survivor annuity providing equal monthly payments to the Member's Spouse equal to fifty percent (50%) of the amount of the monthly payment payable to the Member during his lifetime.

         1.36 Qualified Military Service: Any service in the uniformed services (as defined in Chapter 43 of Title 38 of the United States Code or its successor) by an Employee who is entitled to reemployment rights under such chapter with respect to such service.

         1.37 Quarter: As applicable, the three-month calendar quarter commencing on January 1, April 1, July 1 or October 1 of each year.

         1.38 Reemployment Date: The first date on which an Employee performs an Hour of Service following a Severance from Service Date.

         1.39 Required Beginning Date: The April 1st following the calendar year in which the Member attains age 70 1/2.

         1.40 Retirement Date: The applicable of a Member's Early Retirement Date, Normal Retirement Date or Postponed Retirement Date, whichever is his actual retirement date.

         1.41 Service: An Employee's or a Member's period of employment with an Employer or Affiliate, as determined in accordance with Article III.

         1.42 Severance from Service Date: The date on which an Employee's Service terminates, as determined in accordance with Article III.

                                                                   EXHIBIT 10.51

         1.43 Single Life Annuity: An annuity providing equal monthly payments for the lifetime of the Member with no survivor benefits.

         1.44 Spouse: The person legally married to a Member at the date of the earlier of his death or the commencement date of his benefits under the Plan and for at least one year immediately prior thereto. A Member's marital status will be determined under the laws of the State (within the meaning of Section 3(10) of ERISA) in which he is domiciled, or if he is domiciled outside the United States, under the laws of the State of Texas.

         1.45 Transferred Member: A Member during any period of time in which he is or was employed by an Affiliate or is employed by an Employer in an employment classification not covered by this Plan.

         1.46 Trust: The trust(s) established under the Trust Agreement(s) to hold and invest contributions made under the Plan and income thereon, and from which the Plan benefits are distributed.

         1.47 Trustee: The Northern Trust Company or any successor Trustee or Trustees under the Trust Agreement.

         1.48 Trust Agreement: The Trust Agreement between the Company and the Trustee described in Article XVI hereof, established for the purpose of funding benefits under the Plan, as amended from time to time.

         1.49 Trust Fund: The assets held by the Trustee under the Trust Agreement for the benefit of the Members of this Plan, together with all income, profits and increments thereon.

         1.50 Vesting Service: The period of a Member's Service considered in determining his eligibility for benefits under the Plan, in accordance with
Article V.

                  Words used in this Plan and in the Trust Agreement in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever gender may be appropriate under any particular circumstances.

                                   ARTICLE II
PARTICIPATION Participation by Eligible Employees. Each Employee who, as of January 1, 2002, is an (a) Eligible Employee and (b) age 21 or older shall become a Member of the Plan as of the Effective Date. Each Employee who is an Eligible Employee, but does not become a Member pursuant to the foregoing sentence, shall become a Member of the Plan on the later of the date on which such Employee (a) became an Eligible Employee or (b) attains age 21.

                  2.2 Cessation of Active Participation. Notwithstanding the provisions of Section 2.1, a Member who ceases to be an Eligible Employee but remains an Employee shall continue to be a Member but, on and after the date he ceases to be an Eligible Employee, he shall no longer be entitled to receive Contribution Credits unless and until he shall again become an Eligible Employee.

                                   ARTICLE III
                                     SERVICE

         3.1 Service Defined: For purposes of the Plan, the term "Service" shall mean all years, months and days of active employment as an Employee, Member or a Transferred Member commencing on the later of January 1, 2002 or an Employee's Employment Date or Reemployment Date, if applicable, and ending on a Severance of Service Date. Notwithstanding the foregoing, a period during which an individual is absent from Service (a) by reason of pregnancy of the Employee or Member; (b) by reason of the birth of a child of the Employee or Member; (c) by reason of a placement of a child with the Employee or Member in connection with the adoption of such child by the Employee or Member; or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement shall not constitute a period of Service between the first and second anniversary of the first date of such absence. An Employee's or Member's Service shall also include any period required to be included as Service by federal law other than ERISA or the Code, but only under the

                                                                   EXHIBIT 10.51

conditions and to the extent so required by such federal law. In addition, the Committee, in its discretion, may credit an individual with Service based on employment with an entity other than the Employer, but only if and when such individual becomes eligible to participate in the Plan under Article II and only if such crediting of Service (i) has a legitimate business reason, (ii) does not by design or operation discriminate significantly in favor of "highly compensated employees" (as defined in Code Section 414(q)), and (iii) is applied to all similarly situated Employees eligible to participate in the Plan under
Article II. Furthermore, in the event that the Plan constitutes a plan of a predecessor employer within the meaning of Section 414(a) of the Code, service for such predecessor employer shall be treated as Service to the extent required by Section 414(a) of the Code. All periods of Service shall be aggregated so that a one-year period of Service shall be completed as of the date an Employee or Member completes 365 days of Service.

         3.2 Leave for Qualified Military Service: Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE IV
                                BREAK IN SERVICE

         4.1 Break In Service: A one-year Break In Service shall occur upon the expiration of the 12 consecutive month period next following an Employee's or Member's Severance from Service Date, unless such Employee or Member is sooner reemployed by an Employer or an Affiliate.

         4.2 Effect of Reemployment Prior to Break In Service(a) In the event an Employee or Member terminates his Service (at a time other than an authorized leave of absence) and subsequently resumes his Service, if his Reemployment Date is within 12 months of his Severance from Service Date, such Period of Severance shall be treated as a period of Service for purposes of Vesting Service.

                  (b) In the event an Employee or Member terminates his Service during an authorized leave of absence and subsequently resumes his Service, if his Reemployment Date is within 12 months of the beginning of such leave of absence, such Period of Severance shall be treated as a period of Service for purposes of Vesting Service.

                                    ARTICLE V
                                 VESTING SERVICE

         5.1 Vesting. A Member shall vest (and thus have a nonforfeitable interest) in his Accrued Benefit based on his years of Vesting Service in accordance with the following schedule:

Years of Vesting Service         Vested Interest
------------------------         ---------------
   Less than 5 years                     0%
   5 years or more                     100%

The foregoing to the contrary notwithstanding, a Member shall be fully and 100% vested in his Accrued Benefit if (a) his Severance from Service Date is on or after his Early Retirement Date or the date he attains age 65 or (b) his Services terminates due to his death.

         5.2 Vesting Service A Member's eligibility for certain benefits under the Plan shall be conditioned on his period of Vesting Service. Subject to the Break In Service provisions of Article IV hereof and the remaining subsections of this Section, a Member's Vesting Service shall be earned for each day of Service, whether or not the periods of Service are completed consecutively.

                                                                   EXHIBIT 10.51

                  (b) Subsection (a) above notwithstanding, with respect to an Employee who, as of January 1, 2002, is (i) a Member and (ii) age 55 or older, such Member's Vesting Service for purpose of the Plan shall include all of his periods of employment with an Employer or Affiliate prior to January 1, 2002 which would constitute Service determined under the terms of the Plan if applied to such periods of employment.

                  (c) In the case of an individual who terminates employment at a time when he has a 0% vested interest in his Accrued Benefits and who then incurs a Period of Severance that equals or exceeds five years, such individual's period of Service completed before such Period of Severance shall be forfeited and completely disregarded in determining his years of Vesting Service.

                                   ARTICLE VI
                             NON-COVERED EMPLOYMENT

                  Certain Intra-Company Transfers: In the event that a Member is transferred from an employment classification with an Employer that is covered by this Plan (a) to an employment classification with the same Employer or with another Employer that is not covered by this Plan or (b) to employment with an Affiliate that is not an Employer, such Member shall retain all the benefits accrued to him under this Plan prior to the date of transfer and shall retain such benefits until his subsequent retirement or other termination of employment with an Employer or any Affiliate. Such Member shall also continue to accrue Vesting Service for all periods of employment with an Employer or an Affiliate while he is not covered by this Plan.

                  In the event that an employee is transferred (i) from an employment classification with an Employer that is not covered by this Plan to an employment classification with the same Employer or another Employer that is covered by this Plan or (ii) from employment with an Affiliate to an employment classification with an Employer that is covered by this Plan, such employee shall retain his credited service and all benefits accrued to him under a retirement plan, if any, covering his employment prior to the date of the transfer; provided, however, that for purposes of this Plan such employment prior to the date of transfer shall be considered only for the purposes of determining (a) his eligibility to participate (if applicable) in this Plan and
(b) his vested interest under this Plan. After the date of such transfer, such employee shall accrue the benefits specified under this Plan provided he is otherwise eligible therefor. It is intended by this Article VI to credit an Employee or Member with Service for eligibility purposes, if applicable, and with Vesting Service for vesting purposes during all periods of employment while in a Transferred Member status and all such Service and such Vesting Service shall be determined as though such employment while in a Transferred Member status were employment by an Employer covered by this Plan.

                                  ARTICLE VII
                              CASH BALANCE ACCOUNT

         7.1 Initial Cash Balance Account. A Cash Balance Account shall be established on behalf of each Member upon such individual initially becoming a Member. The initial balance in such Member's Cash Balance Account shall be zero. Once established, a Member's Cash Balance Account shall receive Contribution Credits and Interest Credits in accordance with Sections 7.2, 7.3 and 7.4.

         7.2 Contribution Credits Each Member who is an Eligible Employee shall receive a Contribution Credit to his Cash Balance Account as of the last day of each Quarter equal to the product of (i) the Member's Contribution Credit Rate and (ii) his Compensation for such Quarter. For purposes of this Section, a Member's Contribution Credit Rate shall be determined pursuant to the following schedule:

       Age of Member
As of Last Day of Quarter               Contribution Credit Rate
-------------------------               ------------------------
         Under 35                                  2.0%

                                                                   EXHIBIT 10.51

      35 through 39                                2.5%
      40 through 44                                3.0%
      45 through 49                                3.5%
      50 and Older                                 4.0%

                  (b) If a Member's Severance from Service Date occurs during the Quarter, the Contribution Credit made to such Member's Cash Balance Account for such Quarter that shall be equal to the product of
         (i) the Member's Contribution Credit Rate for such Quarter and (ii) his Compensation for the period beginning on the first day of such Quarter and ending on the last day of his employment. Such Contribution Credit shall be credited to the Member's Cash Balance Account as of the last day of the payroll period during which occurs his Severance from Service Date.

         7.3 Interest Credit Each Member's Cash Balance Account shall be credited as of the last day of each Quarter beginning on or after January 1, 2002, with an Interest Credit equal to (i) the Quantity (as defined herein) multiplied by (ii) the balance in the Member's Cash Balance Account as of the last day of the Quarter, prior to the allocation of the Contribution Credit for such Member for such corresponding period. For purposes of this subsection (a), "Quantity" shall be equal to one plus the Interest Rate, as of the credit date, raised to the one-fourth power, minus one.

                  (b) If a Member commences receipt of his Accrued Benefit during the Quarter, a prorated Interest Credit (as described in subsection (a) above) shall be made to such Member's Cash Balance Account as of the end of the month preceding such Member's Annuity Starting Date based on the number of whole months in the period from the beginning of the Quarter to the day preceding such Member's Annuity Starting Date.

                  (c) A Member's Cash Balance Account shall be credited with Interest Credits in accordance with subsection (a), regardless of whether he is receiving Contribution Credits, for so long as he does not take a distribution of, or commence payment of, his Accred Benefit. No Interest Credits shall be made after a Member has been paid, or commenced payment of, his Accrued Benefit in accordance with Article XI.

         7.4 Cash Balance Account Upon Reemployment(a) If a Member terminates employment with all Employers and Affiliates, does not take a distribution of his Accrued Benefit and is subsequently reemployed as an Eligible Employee, such Member (i) shall receive Interest Credits in his Cash Balance Account during his absence and (ii) upon his Reemployment Date, shall be eligible to receive prospective Contribution Credits and Interest Credits in his existing Cash Balance Account from and after his Reemployment Date in accordance with this
         Article VII. If such Member is not an Eligible Employee upon his Reemployment Date, then such Member (i) shall receive Interest Credits in his Cash Balance Account during his absence and (ii) Interest Credits in his existing Cash Balance Account from and after his Reemployment Date (but no future Contribution Credits unless and until he is again an Eligible Employee).

                  (b) If a Member terminates employment with all Employers and Affiliates, takes his Accrued Benefit in a single, lump-sum distribution, and is subsequently reemployed as an Eligible Employee, except as provided in subsection (c) below, such Member shall not have his Cash Balance Account restored upon his Reemployment Date. A new Cash Balance Account shall be established for the Member with a zero balance as of his Reemployment Date and Contribution Credits and Interest Credits shall be made prospectively to such account in accordance with this Article VII.

                  (c) If a Member terminates employment with all Employers and Affiliates, receives a deemed distribution pursuant to Section 11.5(b), and is subsequently reemployed by an Employer or an Affiliate, if such Member's Period of Severance prior to his Reemployment Date is less than five years, then such Member's Cash Balance Account shall restored upon his Reemployment Date in the amount deemed distributed. If such Member is reemployed as an

                                                                   EXHIBIT 10.51

         Eligible Employee, he shall be eligible to receive prospective Contribution Credits and Interest Credits in his restored Cash Balance Account from and after his Reemployment Date, in accordance with this
         Article VII. If such Member is not an Eligible Employee upon his Reemployment Date, then he shall be eligible to receive prospective Interest Credits in his restored Cash Balance Account from and after his Reemployment Date (but no future Contribution Credits unless and until he is again an Eligible Employee).

                  (d) If a Member terminates employment with all Employers and Affiliates, commences taking his Accrued Benefit in an annuity form of payments, and is subsequently reemployed as an Eligible Employee, such Member's annuity payments shall not be suspended and his prior Cash Balance Account shall be disregarded as of his Reemployment Date. A new Cash Balance Account shall be established for the Member with a zero balance as of his Reemployment Date and Contribution Credits and Interest Credits shall be made prospectively to such account in accordance with this Article VII.

                                  ARTICLE VIII

                      REQUIREMENTS FOR RETIREMENT BENEFITS

         8.1 Retirement Benefit: A Member who terminates his employment after satisfying the vesting requirements in Section 5.1 shall be eligible to receive his Accrued Benefit (as described in Article VII) on or after his Early Retirement Date or Normal Retirement Date commencing on his Annuity Starting Date payable in accordance with the provisions of Article XI.

         8.2      Retirement Benefits Following an Authorized Leave of Absence:
A Member who has been on an authorized leave of absence shall be eligible to receive his Accrued Benefit, after satisfying the vesting requirements in
Section 5.1 on or after his Early Retirement Date or Normal Retirement Date, following the Member's Severance from Service Date, as determined pursuant to
Article III.

                                   ARTICLE IX

                                 DEATH BENEFITS

         9.1 Death Benefit of a Member Who Dies During Service: The Beneficiary of each Member who dies during Service shall be entitled to a Death Benefit equal to the Actuarial Equivalent of the Member's Cash Balance Account payable as follows:

                  (a) If the Member's Beneficiary is his Spouse, the Death Benefit shall be payable to such Spouse in the form of an immediate Single Life Annuity, in accordance with Section 9.3, that is the Actuarial Equivalent of the balance of the Member's Cash Balance Account as of the end of the month immediately preceding the commencement of such benefits, and commencing upon the Spouse's election to commence receipt of benefits under this Section. The Spouse may instead elect to receive the entire benefit in a single, lump-sum payment equal to the balance of the Member's Cash Balance Account as of the end of the month immediately preceding the commencement of such benefit. A Spouse's election to receive the entire benefit in a lump-sum payment must be made prior to the commencement of payment in annuity form and must be made in accordance with the requirements for election of an optional form of benefit applicable to an unmarried Member as set forth in Section 11.3.

                           If the Member's Beneficiary is his Spouse and payment of the Death Benefit is deferred, the Member's Cash Balance Account shall continue to be credited with Interest Credits until the last day of the Quarter immediately preceding the date as of which payment of the Death Benefit is made or commences, plus a prorated Interest Credit based on the number of whole months in the period from the beginning of the Quarter in which the payment of the Death Benefit

                                                                   EXHIBIT 10.51

         is made or commences through the last day of the month immediately preceding the date on which payment is made or commences.

                  (b) If the Member's Beneficiary is not his Spouse, then the Death Benefit shall be payable in a single, lump sum equal to the balance of the Member's Cash Balance Account as of the end of the month immediately preceding the commencement of such benefit as soon as reasonably practicable, but in no event later than five years, after the Member's date of death.

                  (c) Notwithstanding any provision herein to the contrary, if the Actuarial Equivalent present value of a Death Benefit payable on behalf of a Member does not exceed $5,000, then such Death Benefit shall be paid to the Spouse or other Beneficiary, as applicable, in a single, lump sum distribution equal to the balance of the Member's Cash Balance Account as of the end of the month immediately preceding the commencement of such benefit as soon as administratively practicable after the Member's date of death.

         9.2 Death Benefit of a Member Who Dies After His Severance of Service Date: The Beneficiary of a Member who (a) after he terminated Service, and (b) had not yet commenced payment of his Accrued Benefit shall be entitled to a Death Benefit equal to the balance in the Member's Cash Balance Account as of the end of the month immediately preceding the Member's death. Subject to
Section 9.3, a Death Benefit under this Section shall normally be payable to a Beneficiary in a single, lump sum distribution as soon as practicable after the Member's death; provided, however, that if the Beneficiary is the Member's Spouse, then the foregoing Death Benefit shall be paid in the form of a Pre-Retirement Survivor Annuity payable as of the date of the Member's death, unless the Spouse elects, as provided in Section 11.2, to received such benefit as a single, lump sum distribution. Such benefit shall commence as soon as practicable after the death of the Member.

         9.3 Pre-Retirement Survivor Annuity: Notwithstanding anything herein to the contrary, the benefit payable to a Beneficiary who is a Spouse under this Article IX must be paid in the form of a Single Life Annuity over the Spouse's lifetime that is a Pre-Retirement Survivor Annuity, unless the Spouse elected otherwise in accordance with Sections 9.1 to receive the benefit in the form of a single, lump sum distribution. The Member must inform the Plan as to any change in his marital status and until so informed the Plan shall be entitled to rely on the Member's assertion of marital status as originally established.

         9.4 Effect on Optional Form Election: Any Member who dies prior to his Annuity Starting Date shall be entitled only to a Death Benefit pursuant to this Article IX, regardless of whether such Member elected an optional form of benefit pursuant to the provisions of Section 11.2.

         9.5 No Death Benefits After Commencement of Benefits: No Death Benefit shall be payable under this Article IX with respect to a Member who has commenced payment of his Accrued Benefit.

                                    ARTICLE X
                                  BENEFICIARIES

         10.1 Designation of Beneficiary: Unless otherwise provided below, each Member may designate a contingent annuitant or joint pensioner ("Beneficiary") to receive the remaining guaranteed payments or survivor pension under an optional Pension elected pursuant to Section 11.4 or to receive any Death Benefit payable under Article IX. Such designation must be in writing and filed with the Committee, in the form and manner prescribed by the Committee. The Member may change or cancel any such optional pension election at the times and subject to uniform rules established by the Committee.

                  The Beneficiary shall be the Beneficiary or Beneficiaries designated by the Member in a written designation filed with the Committee, or if not so designated, the Beneficiary designated under this Section shall be the Member's Spouse, if any. If no such designation shall have been so filed, or if no designated Beneficiary survives the Member or if a designated Beneficiary cannot be located by the Committee, using reasonable diligence, within six months of the death of the Member, then such remaining Pension or Death Benefit, as applicable, shall be payable to the duly appointed and serving personal representative of the Member's estate, but only if that personal

                                                                   EXHIBIT 10.51

representative can provide the Committee with what the Committee reasonably determines is satisfactory documentary proof of that appointment and of the personal representative's identity (collectively, "Documentary Proof"); if, within six months of the Member's death, there is no duly appointed and serving personal representative of the Member's estate who has provided the Committee with Documentary Proof, then such remaining Pension or Death Benefit, as applicable, shall be payable to the Member's heirs at law, determined in accordance with the laws of intestate succession of the state in which the Member was domiciled at the time of the Member's death, provided that such heirs provide the Committee with what the Committee reasonably determines is satisfactory Documentary Proof of information the Committee believes it needs to make distributions to such heirs, including, but not limited to, the numbers, names, addresses, social security numbers, and birth dates of such heirs. No designation of any Beneficiary shall be effective unless in writing and received by the Member's Employer and in no event shall it be effective as of the date prior to such receipt. If married, a Member's Spouse will automatically be designated as his Beneficiary. The former Spouse of a Member shall be treated as a surviving Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

                  Each Member shall have the right at any time to designate and to rescind or change any designation of a contingent Beneficiary or Beneficiaries to receive benefits in the event of his death and the death (predeceasing the death of the Member) of the primary Beneficiary. Any such designation, change or rescission of designation, shall be made in such form and manner as prescribed by the Committee, including, but not limited to, in writing or by electronic means. A contingent Beneficiary or Beneficiaries shall be entitled to receive any unpaid Death Benefit (whether payable in a lump sum or in installments for a guaranteed period) only if no primary Beneficiary is alive or legally entitled to receive it on the date of payment of the benefit or any installment thereof. The estate, assignee or appointee of either a primary or a contingent Beneficiary shall have no interest in or right to receive any Death Benefit payment not actually made before such Beneficiary's death.

                  The provisions of this Article X shall have no application to the designation of or change in designation of a joint pensioner by a Member electing a joint and survivor option, which shall be governed solely by the provisions of Article XI hereof. If the Committee shall be in doubt as to the right of any Beneficiary designated by a deceased Member to receive any unpaid death benefit, the Committee may direct the Trustee to pay the amount in question to the estate of such Member, in which event the Trustee, the Employer, the Committee and any other person in any manner connected with the Plan shall have no further liability in respect to the amount so paid.

         10.2 Spouse as Beneficiary: Notwithstanding anything herein to the contrary, if a Member who is eligible for a Death Benefit under Article IX has a Spouse at the time of his death, then such Member's Beneficiary shall be his Spouse and no designation, with or without Spousal consent, of any other Beneficiary shall be valid.

                                   ARTICLE XI
                               PAYMENT OF PENSION

         11.1 Payment of Accrued Benefit: Anything to the contrary notwithstanding, a Member's Accrued Benefit under this Plan shall be payable pursuant to the following requirements:

                  (a) Commencement of Accrued Benefit: A Member who terminates his employment with all Employers and Affiliates and who has a vested right to an Accrued Benefit under the Plan may elect to commence payment of his Accrued Benefit as of his Early Retirement Date or his Normal Retirement Date. The distribution of his Accrued Benefit shall begin no later than the 60th day after the latest of the close of the year in which (i) the Member attains age 65 or (ii) the Member terminates Service. Notwithstanding any provision in the Plan to the contrary, if a Member's Accrued Benefit has not commenced by the end of the Plan Year during which occurs his Normal Retirement Date, such Member's Accrued Benefit shall not be actuarially increased to reflect the delay in commencement in his Accrued Benefit after his Normal Retirement Date, in accordance with Section 203(a)(3) of ERISA and Code
         Section 411(b)(1)(H), and the applicable regulations.

                                                                   EXHIBIT 10.51

                  (b) Deferred Commencement of Accrued Benefit: Each Member's Accrued Benefit shall be distributed to him not later than the Member's Required Beginning Date. The distribution of a Member's Accrued Benefit pursuant to this subsection (b) shall be made in accordance with the requirements of Code Section 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G), and the Treasury Regulations thereunder (including Proposed Regulation
         Section 1.401(a)(9)-2), with such Member's Accrued Benefit reduced by the Actuarial Equivalent value of the payments received by him.

         11.2 Normal Form of Payment: The normal forms of payment of a Member's Accrued Benefit are as follows:

                  (a) Single Life Annuity: For an unmarried Member, his vested Accrued Benefit shall be payable monthly on the first day of each calendar month in the form of a Single Life Annuity that is the Actuarial Equivalent of his Accrued Benefit commencing with the Member's Annuity Starting Date and closing with the payment due on the first day of the month of the Member's death, unless he is eligible for and duly elects an optional form of payment, as provided in Section
         11.4 below.

                  (b) Qualified Joint and Survivor Annuity. For a Member who has a Spouse as of his Annuity Starting Date, his vested Accrued Benefit shall be payable in the form of a Qualified Joint and Survivor Annuity that is the Actuarial Equivalent of his Single Life Annuity otherwise payable to such Member as of his Annuity Starting Date. The Qualified Joint and Survivor Annuity shall be payable unless the Member shall have theretofore elected in writing, with the written consent of his Spouse, not to receive such Qualified Joint and Survivor Annuity after having received a written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity and the effect of an election not to receive such Qualified Joint and Survivor Annuity, but to receive his Accrued Benefit in the form of Single Life Annuity or other optional form of payment as provided in Section 11.4 hereunder.

                  (c) No amount attributable to the Qualified Joint and Survivor Annuity shall be payable, however, if a Member entitled to his Accrued Benefit shall die after he has made his election to commence his benefit under the Plan but before his Annuity Starting Date.

         11.3 Election to Waive Qualified Joint and Survivor Annuity. A written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity and the effect of refusing it will be furnished to a Member no less than 30 days and no more than 90 days prior to the date when he would first become eligible to commence receiving an Accrued Benefit hereunder. The Member may request additional information regarding the Qualified Joint and Survivor Annuity within 60 days of the furnishing of such explanation to him. A written reply will be made within 30 days of his request. During an election period beginning 90 days prior to the Annuity Starting Date, the Member may, with the written consent of his Spouse, elect in writing to the Committee not to receive the Qualified Joint and Survivor Annuity, in which case the normal form of payment described in Section 11.2(a) shall be applicable unless the Member elects payment in one of the optional forms under Section 11.4. Throughout the election period, the Member may file written revocations or written elections with the Committee. The written explanation described above may be provided after an Annuity Starting Date. The 90-day applicable election period to waive the Qualified Joint and Survivor Annuity shall not end before the 30th day after the date on which such explanation is provided. A Member may elect (with any applicable Spousal consent) to waive any requirement that the written explanation be provided at least 30 days before his Annuity Starting Date (or waive the 30-day requirement as provided above) if the distribution commences more than seven (7) days after such explanation is provided.

                  (a) A married Member who elects not to receive the Qualified Joint and Survivor Annuity must obtain the consent of his Spouse to elect payment in one of the optional forms of payment provided in Section 11.4. A Spouse's consent shall not be effective unless: (i) the Member's Spouse consents in writing to the election;
         (ii) the election designates a specific alternate Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) and a form of benefit which may not be changed without spousal consent (or the Spouse expressly

                                                                   EXHIBIT 10.51

         permits designations by the Member without any further spousal consent); (iii) the Spouse's consent acknowledges the effect of the election; and (iv) the Spouse's consent is witnessed by a Plan representative or notary public. If it is established to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election. Any consent by a Spouse under this Section (or establishment that the consent of the Spouse cannot be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Member without any requirement of further consent by the Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. For purposes of this Section, the Spouse or surviving Spouse of the Member shall be deemed the recipient under the Qualified Joint and Survivor Option, provided that a former Spouse will be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

         11.4 Optional Form of Payment(a) In lieu of his normal form of payment pursuant to Section 11.2, a Member who has terminated his Service may, in accordance with the requirements of Section 11.3, elect to have his vested Accrued Benefit paid in one of the following optional forms of payment, each of which shall be the Actuarial Equivalent of the normal form of payment otherwise payable to such
         Member:

                           (i) Option 1: A single, lump-sum payment equal to the Actuarial Equivalent of the Member's Accrued Benefit payable at the time of the Member's Annuity Starting Date.

                           (ii) Option 2: A Single Life Annuity as described in Section 11.2(a) (in the case of a married Member only with the consent of his Spouse).

                  (b) Upon the commencement of benefits to a Member who has made a valid election of an optional benefit hereunder, the form of optional benefit and any Beneficiary designation shall become irrevocable except to the extent otherwise required pursuant to Section 11.2(b).

                  (c) Any optional forms of benefit, which are "Section 411(d)(6) protected benefits," as described in Treasury Regulation
         Section 1.411(d)-4, shall continue to be optional forms of benefits for Members to whom the optional forms apply notwithstanding any subsequent amendment of the Plan purporting to revise or delete such optional form of benefit and notwithstanding any contrary provision of subsection (a) of this Section 11.4.

         11.5 Payment of Small Benefits(a) Notwithstanding any provision herein, if at the time of the Member's Severance from Service Date the Actuarial Equivalent present value of a Member's Accrued Benefit does not exceed $5,000, then such benefit shall be paid to the Member in a single, lump sum distribution as soon as administratively practicable after the Member's termination of Service. If the Actuarial Equivalent present value of an Alternate Payee's amounts assigned pursuant to a qualified domestic relations order, as defined in Code Section 414(q) ("QDRO"), does not exceed $5,000, then such benefit shall be paid as soon as administratively practicable without the Member's or the Alternate Payee's consent. Any Member or Alternate Payee entitled to a distribution in accordance with this subsection shall be entitled to elect to have such benefit paid as a direct transfer in accordance with Code Section 401(a)(31) and pursuant to the procedures then established by the Committee.

                                                                   EXHIBIT 10.51

                  (b) For purposes of this Section 11.5, if at the time of the Member's Severance from Service Date, his vested interest in his Accrued Benefit is 0%, then such Member shall be deemed to have received a total distribution of all of his vested Accrued Benefit.

         11.6 Direct Rollovers: Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For the purposes of this Section the following definitions shall apply:

                  (a) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specific period of 10 years or more; any distribution to the extent such distribution is required under
         Section 401(a)(9) of the Code; any hardship withdrawal described in
         Section 401(k)(2)(B)(i)(IV) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (b) "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an eligible deferred compensation plan described in Section 457(b) of the Code which is maintained by an eligible employer described in Section 457(e)(1)(A) of the Code, an annuity contract described in Section 403(b) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution.

                  (c) "Distributee" shall mean a Member or former Member of the Plan. In addition, the Member's or former Member's surviving spouse and the Member's or former Member's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  (d) "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE XII
                                CLAIM PROCEDURES

         12.1 Presenting Claims for Benefits: Any Member or any other person claiming under a deceased Member, such as the Spouse or Beneficiary, or an authorized representative (designated in the manner required by the Committee) of such Member, Spouse or Beneficiary (collectively, the "Claimant"), may submit written claim to the Committee for the payment of any benefit asserted to be due him under the Plan, which shall set forth the nature of the claim and such other information as the Committee may reasonably request. Upon the receipt of any claim for benefits required by this Section, the Committee shall determine whether or not the Claimant is entitled to a benefit hereunder and, if so, the amount thereof, and shall notify the Claimant of its findings, in accordance with the Department of Labor regulations 29 C.F.R. Section 2560.503-1.

                  The Committee shall notify the Claimant of its benefits determination within a reasonable time, not to exceed 90 days, after receipt of the claim, unless the Committee determines that special circumstances require an extension of time, not to exceed 90 days from the end of the initial 90-day period, for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the Claimant prior to the end of the initial 90-day period indicating the special circumstances requiring an extension of time and the date by

                                                                   EXHIBIT 10.51

which the Committee expects to render its final decision. The initial 90-day period shall commence at the time the claim is filed with the Committee, regardless of whether or not all information necessary for the Committee to make its determination accompanies the filing. If an extension of the 90-day period is required due to the Claimant's failure to submit such necessary information, such period shall be tolled from the date on which the extension notice is sent to the Claimant until the date the Claimant provides such additional information.

                  The Committee shall provide the Claimant with written or electronic notice of its decision to deny a claim, in whole or in part, and such notice shall set forth, in a manner calculated to be understood by the Claimant:

                  (a)      the specific reason or reasons for the denial;

                  (b) specific reference to the pertinent Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d) a description of the claims review procedure set forth in Section 12.2 hereof and the applicable time limits, including the Claimant's right to bring a civil action under Section 502(a) of ERISA following a denial on review.

If written or electronic notice of a denial is not furnished, and if the claim is not granted, within the period of time set forth above, the claim shall be deemed denied for purposes of proceeding to the review procedures described in
Section 12.2.

         12.2 Claims Review Procedure: If the Committee denies the benefits claim filed by a Claimant under Section 12.1, either in whole or in part, such Claimant shall have the right, to be exercised by written application filed with the Committee within 60 days after receipt of notice of the denial of his claim or, if no such notice has been given, within 60 days after the claim is deemed denied under Section 12.1, to request a review of his claim and entitlement to the benefit applied for and the denial of such benefits. The Claimant may submit written comments, documents, records and other information relating to his claim for benefits. Upon request, and free of charge, the Claimant shall be provided reasonable access to, and copies of, all documents, records and other information relevant to his claim for benefits. The Committee shall reconsider the claim in light of all such comments, documents and other information submitted by the Claimant, without regard to whether such information had been submitted or considered in the initial review process under Section 12.1. If deemed necessary by the Committee, in its sole discretion, the Committee may hold a formal hearing on the benefits claim.

                  The Committee shall conduct a full and fair review of the claim and provide the Claimant with written or electronic notice of its final determination within a reasonable time, not to exceed 60 days, after receipt of the Claimant's application for review, unless the Committee determines that special circumstances require an extension of time, not to exceed 60 days from the end of the initial 60-day period, to review the claim (such as the need to hold a formal hearing). If such an extension of time is required, written notice of the extension shall be furnished to the Claimant prior to the end of the initial 60-day period indicating the special circumstances requiring such an extension and the date by which the Committee expects to render its decision. The initial 60-day period shall commence at the time the application for review is filed with the Committee, regardless of whether or not all information necessary for the Committee to make its determination accompanies the filing. If an extension of the 60-day period is required due to the Claimant's failure to submit such necessary information, such period shall be tolled from the date on which the extension notice is sent to the Claimant until the date the Claimant provides such additional information.

                  If the Committee denies the claim on review, either in whole or in part, the notice of final determination shall set forth, in a manner calculated to be understood by the Claimant, the specific reasons for the denial and specific references to the pertinent provisions of the Plan upon which the denial is based, the Claimant's right to receive upon request, free of charge, reasonable access to, and copies of, all relevant documents, records and other information to his claim and the Claimant's right to bring a civil action under
Section 502(a) of ERISA. If the

                                                                   EXHIBIT 10.51

decision on review is not furnished within the time period set forth above, the claim shall be deemed denied on review. Benefits under this Plan will only be paid if the Committee decides in its discretion that the Claimant is entitled to them.

         12.3 Disputed Benefits: If any dispute shall arise between a Claimant and the Committee after the review of a claim for benefits, or in the event any dispute shall develop as to the person to whom the payment of any benefit under the Plan shall be made, the Trustee may withhold the payment of all or any part of the benefits payable hereunder to the Claimant until such dispute has been resolved by a court of competent jurisdiction or settled by the parties involved.

                                  ARTICLE XIII
                               PLAN ADMINISTRATION

         13.1 Appointment of Committee: The Directors shall appoint an Administrative Committee (the "Committee") of not less than three persons, each of whom may or may not be a Member of the Plan and each of whom shall serve at the pleasure of the Directors. Any person so appointed shall signify his acceptance by filing written acceptance with the Directors and with the Secretary of the Committee. Each member of the Committee shall serve for such term as the Directors may designate or until his death, resignation or removal by the Directors. The Directors shall promptly appoint successors to fill any vacancies in the Committee.

         13.2 Records of the Committee: The Committee shall keep appropriate records of its proceedings and the administration of the Plan. The Committee shall make available to Members and their Beneficiaries for examination, during business hours, such records of the Plan as pertain to the examining person and such documents relating to the Plan as are required by ERISA.

         13.3 Committee Action: The Committee may act through the concurrence of a majority of its members expressed either at a meeting of the Committee, or in writing without a meeting. Any member of the Committee, or the Secretary or Assistant Secretary of the Committee (who need not be members of the Committee), may execute on behalf of the Committee any certificate or other written instrument evidencing or carrying out any action approved by the Committee. The Committee may delegate any of its rights, powers and duties to any one or more of its members or to an agent. The Chairman of the Committee shall be agent of the Plan and the Committee for the service of legal process at the principal office of the Company in Houston, Texas.

         13.4 Committee Disqualification: A member of the Committee who may be a Member of the Plan shall not vote on any question relating specifically to himself.

         13.5 Committee Compensation, Expenses and Adviser: The members of the Committee shall serve without bond, unless otherwise required by law, and without compensation for their services as such. The Committee may select, and authorize the Trustee to compensate suitably, such attorneys, agents, actuaries and representatives as it may deem necessary or advisable to the performance of its duties. All expenses of the Committee that shall arise in connection with the administration of the Plan shall be paid by the Company or by the Trustee out of the Trust Fund.

         13.6 Committee Liability: Except to the extent that such liability is created by ERISA, no member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission on his own part except for his own gross negligence or willful misconduct, nor for the exercise of any power or discretion in the performance of any duty assumed by him hereunder. The Company shall indemnify and hold harmless each member of the Committee from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with the Committee's approval but excluding any excise tax assessed against any member or members of the Committee pursuant to the provisions of Code Section 4975) arising from any act or omission of such member in connection with duties and responsibilities under the Plan, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

                                                                   EXHIBIT 10.51

         13.7 Committee Determinations: The Committee, on behalf of the Members and their Beneficiaries, shall enforce this Plan in accordance with its terms and shall have all powers necessary for the accomplishment of that purpose, including, but not by way of limitation, the following powers:

                  (a) To employ such agents and assistants, such counsel (who may be of counsel to the Company) and such clerical, medical, accounting, and investment services as the Committee may require in carrying out the provisions of the Plan;

                  (b) To authorize one or more of their number, or any agent, to make any payment, or to execute or deliver any instrument, on behalf of the Committee, except that all requisitions for funds from, and requests, directions, notifications, certifications, and instructions to, the Trustee or to the Company shall be signed either by a member of the Committee or by the Secretary or Assistant Secretary of the Committee;

                  (c) To determine from the records of the Company the considered Compensation, Service and other pertinent facts regarding Employees and Members for the purposes of the Plan;

                  (d) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

                  (e) To prescribe forms and procedures to be followed by Employees for participation in the Plan, by Members or Beneficiaries filing applications for benefits, and for other occurrences in the administration of the Plan;

                  (f) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

                  (g) To furnish the Company, Employers and the Members, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

                  (h) To certify to the Trustee the amount and kind of benefits payable to the Members and their Beneficiaries;

                  (i) To authorize all disbursements by the Trustee from the Trust Fund by a written authorization signed either by a member of the Committee or by the Secretary or Assistant Secretary of the Committee; provided, however, that disbursements for ordinary expenses incurred in the administration of the Trust Fund and disbursements to Members need not be authorized by the Committee;

                  (j) To interpret and construe all terms, provisions, conditions and limitations of this Plan and to reconcile any inconsistency or supply any omitted detail that may appear in this Plan in such manner and to such extent, consistent with the general terms of this Plan, as the Committee shall deem necessary and proper to effectuate the Plan for the greatest benefit of all parties interested in the Plan;

                  (k) To make and enforce such rules and regulations for the administration of the Plan as are not inconsistent with the terms set forth herein; and

                  (l) To furnish the Actuary with all such information as the Actuary may require from time to time for the purpose of making actuarial computations as to the Plan.

         13.8 Information From Employer: To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee of all matters relating to the dates of employment of its Employees for purposes of determining eligibility of Employees to participate hereunder, their retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require; and the

                                                                   EXHIBIT 10.51

Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's administration of the Trust Fund.

         13.9 General Powers of the Committee: In addition to all other powers herein granted, and in general consistent with the provisions hereof, the Committee shall have all other rights and powers reasonably necessary to supervise and control the administration of this Plan. The determination of any fact by the Committee and the construction placed by the Committee upon the provisions of this Plan shall be binding upon all of the Members under the Plan, their Beneficiaries and the Employers.

         13.10 Uniform Administration: Whenever in the administration of the Plan, any action is required by an Employer or the Committee, including, but not by way of limitation, action with respect to eligibility of Employees, contributions and benefits, such action shall be uniform in nature as applied to all persons similarly situated, and no action shall be taken which will discriminate in favor of Members who are officers or shareholders of an Employer, highly compensated Employees, or persons whose principal duties consist of supervising the work of others.

         13.11 Reporting Responsibilities: As Administrator of the Plan under ERISA, the Committee shall file or cause to be filed with the appropriate office of the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation all reports, returns, notices and other information required under ERISA, including, but not limited to, the summary plan description, annual reports and amendments thereof.

         13.12 Disclosure Responsibilities: The Committee shall make available to each Member and Beneficiary such records, documents and other data as may be required under ERISA, and Members or Beneficiaries shall have the right to examine such records at reasonable times during business hours. Nothing contained in this Plan shall give any Member or Beneficiary the right to examine any data or records reflecting the compensation paid to any other Member or Beneficiary, except as may be required under ERISA.

         13.13 Allocation of Responsibilities Among Fiduciaries: The Employers, the Committee, as designated pursuant to the terms of the Plan, the Trustee and any other person designated as a Fiduciary with respect to the Plan or the Trust Agreement (hereinafter collectively the "Fiduciaries") shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan and/or the Trust Agreement. In general, the Employers shall have the sole responsibility for making the contributions provided for under Section 14.2. The Company shall have the sole authority to appoint and remove the Trustee and the members of the Committee, respectively, and to amend or terminate, in whole or in part, this Plan. Each other Employer may amend or terminate this Plan with respect to its Employees to the extent provided in Articles XVII and XVIII. The Committee shall have the sole responsibility to administer the Plan and to establish and carry out the funding policy and method of the Plan, which responsibilities are more specifically described in this Plan and the Trust Agreement. The Committee shall have the sole authority to appoint and remove any Investment Manager which may be provided for under the Trust Agreement. The Trustee shall have the sole responsibility for the administration of the Trust Fund and shall have exclusive authority and discretion to manage and control the assets held under the Trust Fund except to the extent that the authority to manage, acquire and dispose of the assets of the Trust Fund is delegated to an Investment Manager, all as specifically provided in the Trust Agreement. Each Fiduciary shall warrant that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust Agreement, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action or another Fiduciary as being proper under this Plan or the Trust Agreement, and is not required under this Plan or the Trust Agreement to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust Agreement that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust Agreement and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

         13.14 Annual Audit: The Committee shall engage, on behalf of all Members, an independent Certified Public Accountant who shall conduct an annual examination of any financial statements of the Plan and Trust Agreement and of other books and records of the Plan and Trust Agreement as the Certified Public Accountant may deem necessary to enable him to form and provide a written opinion as to whether the financial statements and related schedules required to be filed with the Internal Revenue Service or Department of Labor and furnished to

                                                                   EXHIBIT 10.51

each Member are presented fairly and in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding Plan Year. If, however, the statements required to be submitted as part of the reports to the Internal Revenue Service or Department of Labor are prepared by a bank or similar institution or insurance carrier regulated and supervised and subject to periodic examination by a state or federal agency and if such statements are certified by the preparer as accurate and if such statements are, in fact, made a part of the annual report to the Internal Revenue Service or Department of Labor and no such audit is required by ERISA, then the audit required by the foregoing provisions of this Section shall be optional with the Committee.

                                  ARTICLE XIV

                            CONTRIBUTIONS TO THE PLAN

         14.1 Member Contributions: Members are neither required nor permitted to make contributions under the Plan.

         14.2 Employer Contributions: Each Employer shall contribute to the Plan every year such amount as shall be actuarially determined to be sufficient to fund the liability of the Plan. The amount of such contribution shall be determined annually by the Committee following actuarial determination. The Committee shall, prior to the fixing of the amount of contributions by the respective Employers, cause such actuarial determination to be made by the Actuary appointed by it but the fixing of the amount of contributions by the Employers shall be made by the Committee after considering the recommendation of such Actuary. In no event shall such annual contributions be less than the minimum amount required by the minimum funding standard of ERISA. The provisions of this Section 14.2 and Section 13.13 shall be deemed to be the procedure for establishing and carrying on the funding policy and method of the Plan.

                  Contributions to the Trust Fund by any Employer shall be used to pay benefits or to pay expenses of the Plan and Trust Fund; provided, however, that upon the Employer's request, a contribution which was made by a mistake of fact, or conditioned upon initial qualification of the Plan and Trust Fund under Sections 401(a) and 501(a) of the Code, or upon the deductibility of the contribution under Section 404 of said Code, shall be returned to the Employer within one year after the payment of the contribution, the denial of initial qualification or the disallowance of the deduction (to the extent disallowed), whichever is applicable. Earnings attributable to any such excess contribution may not be withdrawn, but losses attributable thereto must reduce the amount to be returned. Except to the extent that an Employer expressly states to the contrary in a writing to the Trustee at the time of making the contribution to the Trust Fund, each contribution shall be presumed to have been conditioned upon its deductibility.

         14.3 Discontinuance or Suspension of Contributions: Upon a complete discontinuance of contributions by formal action of the board of directors of any Employer, the Plan shall be terminated as to such Employer as of the effective date of such discontinuance in accordance with Article XVII. If for any year an Employer fails to make a contribution to the Trust Fund in accordance with Section 14.2, and such failure constitutes a suspension of contributions which either affects benefits to be paid or made available hereunder or causes the unfunded past service cost at any time to exceed the unfunded past service cost as of the effective date of the suspension of contributions (plus any additional past service costs thereafter added by amendment), then in either of such events, the Employer and the Trustee shall each notify the appropriate District Director of Internal Revenue regarding such suspension. During any such period of suspension, all other provisions of the Plan shall continue in full force and effect, other than the provisions required for contributions to the Trust Fund in accordance with Section 14.2. Upon termination of the Plan or upon complete discontinuance of contributions by an Employer, the right of each Member of the Employer to his accrued benefits to the date of such termination or discontinuance, to the extent then funded, shall be nonforfeitable, and the Employer shall promptly notify the appropriate District Director of Internal Revenue and the Pension Benefit Guaranty Corporation of such event.

         14.4 Forfeitures Credited Against Employer's Contributions: All credits arising as a result of more favorable interest, mortality, turnover, or other experience than has been assumed in the actuarial determination of cost requirements, and all forfeitures by Members or Beneficiaries of Members arising from any source whatsoever, shall be applied against the Employer's contributions to be made pursuant to Section 14.2 hereof in subsequent years

                                                                   EXHIBIT 10.51

in accordance with a method of funding approved by the U.S. Treasury Department, and shall not be applied to increase the benefits that any Member or the Beneficiary of any Member would otherwise receive under the Plan.

         14.5 Single Plan: The portion of the cost of providing the benefits under this Plan shall be borne by each Employer for its own Members on an equitable basis as determined by the Committee. Separate accounting may be maintained for the purposes of cost allocation but not for the purposes of providing benefits under the Plan, it being understood that, on an ongoing basis, all of the Plan assets are available to pay benefits to all Members who are covered by the Plan and their Spouses or Beneficiaries, regardless of which Employer employed the Member.

                                   ARTICLE XV

                              AMENDMENT OF THE PLAN

         15.1     Right to Amend Reserved: Except as otherwise provided in
Section 15.2, (a) the Company shall have the right to amend or modify this Plan and the Trust Agreement (with the consent of the Trustee, if required) at any time and from time to time to the extent that it may deem advisable and (b) the Committee shall have the right to amend or modify this Plan and the Trust Agreement (with the consent of the Trustee, if required) to modify the administrative provisions of the Plan and for any changes required by applicable law or by the Internal Revenue Service to maintain the qualified status of the Plan and related Trust at any time and from time to time to the extent that it may deem advisable.

         15.2 Limitations on Right to Amend: No amendment of this Plan or the Trust Agreement shall in any way impair or diminish the rights of Members, retired Members, their Spouses or Beneficiaries and the contributions made by the Employers and the Members prior to the date of such amendment, and no amendment shall, at any time prior to the satisfaction of all liabilities with respect to Members, retired Members, their Spouses and Beneficiaries under this Plan, have the effect of diverting any part of the income or corpus of the Trust Fund for purposes other than the exclusive benefit of such Members, retired Members, Spouses and Beneficiaries.

                  No amendment shall directly or indirectly reduce a Member's nonforfeitable vested percentage in his Accrued Benefit under this Plan, unless each Member having not less than three years of Service is permitted to elect to have his nonforfeitable vested percentage in his Accrued Benefit computed under the Plan without regard to the amendment. Such election shall be available during an election period, which shall begin on such date the amendment is adopted, and shall end on the latest of (a) the date 60 days after such amendment is adopted, (b) the date 60 days after such amendment is effective or
(c) the date 60 days after such Member is issued notice of the amendment by the Committee or the Employer. If this Plan is amended and an effect of such amendment is to increase current liability (as defined in Code Section 401(a)(29)(E)) under the Plan for a Plan Year, and the funded current liability percentage of the Plan for the Plan Year in which the amendment takes effect is less than 60%, including the amount of the unfunded current liability under the Plan attributable to the amendment, the amendment shall not take effect until the Employer (or any member of a controlled group which includes the Employer) provides security to the Plan. The form and amount of such security shall satisfy the requirements of Code Section 401(a)(29)(B) and (C). Such security may be released provided the requirements of Code Section 401(a)(29)(D) are satisfied.

                  Notwithstanding anything herein to the contrary, however, the Plan or the Trust Agreement may be amended in such manner as may be required at any time to make it conform to the requirements of the Code, as amended from time to time, or of any United States statutes with respect to employees' trusts, or of any amendment thereto, or of any regulations or rulings issued pursuant thereto, and no such amendment shall be considered prejudicial to any then existing rights of any Member or his Beneficiary under the Plan. The duties, responsibilities, and liabilities of the Trustee may not be increased without its written consent.

         15.3 Form of Amendment: Any such amendment or modification shall be set out in an instrument in writing duly authorized by the Directors or the Committee, as the case may be, and executed by an appropriate officer of the Company or member of the Committee.

                                                                   EXHIBIT 10.51

         15.4 Merger of Plan with Another Pension Plan: In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Members of this Plan, the assets of the Trust Fund applicable to such Members shall be transferred to the other trust fund only if:

                  (a) Each Member would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

                  (b) Resolutions of the Board of Directors of the Employer under this Plan, and of any new or successor employer of the affected Members, shall authorize such transfer of assets; and in the case of a new or successor employer of the affected Members, its resolutions shall include an assumption of liabilities with respect to such Members' inclusion in the new employer's plan; and

                  (c) Such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

                                  ARTICLE XVI
                         THE TRUSTEE AND THE TRUST FUND

         16.1 Trust Agreement: The Trust Agreement shall mean the Baker Hughes Incorporated Retirement Plan Master Trust Agreement, between the Company and the Trustee, for the benefit of this Plan; and the provisions of which are herein incorporated by reference as fully as if set out herein; and the assets held under said Trust Agreement on behalf of this Plan shall constitute the Trust Fund.

         16.2 Benefits Paid Solely From Trust Fund: All benefits provided under the Plan shall be paid out of the Trust Fund. The Employers shall not be responsible or liable in any manner for payment of any such benefits, and all Members shall look solely to the Trust Fund and to the adequacy thereof for the payment of any such benefits of any nature or kind which may at any time be payable hereunder.

         16.3 Trust Fund Applicable Only to Payment of Benefits: The Trust Fund shall be used and applied only to provide the benefits of the Plan in accordance with the provisions thereof. No part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of Members, retired Members and their Beneficiaries, or for the payment of reasonable expenses of the Plan, except as provided in Section 17.5.

         16.4 Accounting by Trustee: The Trustee shall keep proper accounts of all investments, receipts, disbursements and other transactions effected by it hereunder, and all accounts, books and records relating thereto shall be open for inspection at all reasonable times by the Committee or by any other person designated by the Company, but nothing herein contained shall be construed to require the Trustee to maintain any record of the interests of the individual Members in the Trust Fund. As of the close of each year (or more often, if requested by the Company), the Trustee shall prepare and furnish to the Employers and the Actuary an annual valuation of the Trust Fund, containing a detailed statement of investments reflecting cost and market values, and a statement of receipts and disbursements of the Trust Fund and other transactions effected by it during such year.

         16.5 Authorization to Protect Trustee: Any action by the Company or other Employer pursuant to any of the provisions of this Plan shall be evidenced by a resolution of its board of directors certified to the Trustee over the signature of its secretary or assistant secretary under its corporate seal or by written instrument executed by any person authorized by said board of directors to take such action.

         16.6 Exemption From Bond: The Trustee shall not be required to give bond or other security for the faithful performance of its duties hereunder unless otherwise required by law.

                                                                   EXHIBIT 10.51

                                  ARTICLE XVII
                             TERMINATION OF THE PLAN

         17.1 Right to Terminate Reserved: The Plan has been established in confidence that it will continue in effect indefinitely. However, due to the uncertainties under which all business activity operates, the Company (and any other Employer adopting the Plan in accordance with Article XVIII) must and herewith does reserve the right to terminate the Plan on its own behalf, in whole or in part, at any time. A termination of the Plan shall be evidenced by a written instrument executed by the appropriate Employer on the order of its board of directors and filed with the Committee and the Trustee. Termination of the Plan shall be effective upon the date specified in such instrument (hereinafter referred to as the "termination date"), but such termination shall not vest in the terminating Employer any right, title, or interest in or to the funds held hereunder nor shall it in any way deter the other participating Employers from continuing the Plan for the benefit of their employees.

                  If the Plan is terminated by an Employer with respect to all its Members, no further contribution shall be made to the Trust Fund by the terminating Employer, no employees of the terminating Employer shall become Members of the Plan after the termination date, and no further payments of benefits with respect to Members employed by such terminating Employer (including for all purposes of this Article, former Members and their Beneficiaries) shall thereafter be made except in distribution of assets of the Trust Fund as provided in Section 17.3. In the case of such termination, the provisions of this Article shall apply only to Members employed by the terminating Employer.

                  If the Plan is partially terminated only as to the designated group of employees of a participating Employer, the Trust Fund shall be allocated between the group of Members as to whom the Plan is terminated and the remaining group of Members upon the basis of the funded actuarial requirements of the Plan with respect to such groups, and the provisions of this Article shall apply only to the group of Members employed by the Employer as to whom the Plan is terminated and the part of the Trust Fund so allocated to such group. The assets of such part of the Trust Fund shall be distributed as provided in
Section 17.3, however, only if the participating Employer does not direct such part to be transferred to another fund or trust for the benefit of the group as to whom the Plan is terminated, including but not limited to, a fund or trust under another pension plan of the participating Employer or of another business organization; provided, however, that no such transfer shall be made in violation of Sections 15.4, 17.3 and 17.6.

                  Any termination (other than a partial termination or an involuntary termination pursuant to ERISA Section 4042) must satisfy the requirements and follow the procedures outlined in ERISA Section 4041 for a "standard termination" or a "distress termination" as more fully described therein. Upon a complete or partial termination of the Plan, each affected Member's Accrued Benefit, based on his Service, Vesting Service and Compensation prior to the date of such termination, shall become fully vested and nonforfeitable to the extent then funded. In the event that the Plan is partially terminated, the following provisions of this Article XVII shall apply only to that part of the Plan so terminated. Any distribution made upon termination of the Plan shall be subject to the distribution limitations otherwise applicable under the Plan, specifically including the consent provisions of Section 11.3.

         17.2 Continuance With Successor Employer: Upon an Employer's liquidation, bankruptcy, insolvency, sale, consolidation or merger to or with another organization that is not an Employer hereunder, in which such Employer is not the surviving company, all obligations of that Employer hereunder and under the Trust Agreement which had not theretofore been funded shall terminate automatically, and the Trust Fund assets attributable to such Employer shall be held or distributed as herein provided, unless, with the approval of the Company, the successor to that Employer assumes the duties and responsibilities of such Employer, by adopting this Plan and the Trust Agreement, or by establishment of a separate plan and trust to which the assets of the Trust Fund held on behalf of the Employees of such Employer shall be transferred with the consent and agreement of that Employer. Upon the consolidation or merger of two or more of the Employers under this Plan with each other, the surviving Employer or organization shall automatically succeed to all the rights and duties under the Plan and Trust Agreement of the Employers involved and their equitable shares of the Trust Fund shall be merged and thereafter allocable to the surviving Employer or organization for its employees and their beneficiaries. Notwithstanding the above provisions of this Section 17.2, to the contrary, not less than 30 days prior to any such merger, consolidation or transfer of Trust

                                                                   EXHIBIT 10.51

Fund assets, the Committee shall file with the Commissioner of Internal Revenue the actuarial statement of valuation required by Code Section 6058(b) evidencing compliance with the requirements of Code Section 401(a)(12) and Section 15.4 of the Plan.

         17.3 Liquidation of Trust Fund: Upon a full termination of the Plan with respect to any Employer, a separation of the Trust Fund with respect to the affected Members of such Employer shall be made as of the termination date in accordance with the procedures set forth in Section 18.3. Thereafter, each affected Member's Accrued Benefit based on his Service, Vesting Service, and Compensation prior to the date of termination, to the extent then funded and payable under the following provisions, shall become fully vested and the assets of the Trust Fund attributable to Members of such terminated Employer shall be allocated, after provision is made for the expenses of liquidating the Trust Fund, among the Members receiving or holding the following benefits in the following order:

                  (a)      First, to benefits payable on the termination date:

                           (i) In the case of the benefit of a Member or Beneficiary which was in pay status as of the beginning of the three-year period ending on the termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least; and

                           (ii) In the case of a retired Member's, a disabled Member's or a Beneficiary's benefit (other than a benefit described in clause (i) above) which would have been in pay status as of the beginning of such three-year period if the Member had retired prior to the beginning of the three-year period and if his benefits had commenced (in the normal form of pension under the Plan) as of the beginning of such period, to each such benefit based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least.

         For purposes of clause (i) of this subsection (a), the lowest benefit in pay status during a three-year period shall be considered the benefit in pay status for such period.

                  (b)      Second:

                           (i)      To all other benefits (if any) of
                  individuals under the Plan guaranteed under Title IV - Plan Termination Insurance - of ERISA (determined without regard to
                  Section 4022(b)(5) thereof); and

                           (ii) To the additional benefits (if any) which would be determined under clause (i) immediately above if
                  Section 4022(b)(6) of ERISA did not apply.

         For purposes of this subsection (b), Section 4021 of ERISA shall be applied without regard to subsection (c) thereof.

                  (c) Third, to all other nonforfeitable benefits under the Plan.

                  (d)      Fourth, to all other benefits under the Plan.

         If the assets available for allocation under subsection (a) or (b) above are insufficient to satisfy in full the benefits of all individuals which are described in such subsection, the assets shall be allocated pro rata among individuals on the basis of the present value (as of the termination date) of their respective benefits described in such subsection. If the assets available for allocation

                                                                   EXHIBIT 10.51

         under subsection (c) or (d) above are not sufficient to satisfy in full the benefits or individuals described in such subsection, then:

                                    (1)      If this paragraph applies, except
                           as provided in subsection (B) below, the assets shall be allocated to the benefits of individuals described in subsection (c) on the basis of the benefits of individuals which would have been described in such subsection (c) under the Plan as in effect at the beginning of the five-year period ending on the date of Plan termination; and

                                    (2)      If the assets available for
                           allocation under subsection (A) are sufficient to satisfy in full the benefits described in such subsection (without regard to this subsection), then for purposes of subsection (A), benefits of individuals described in such subsection shall be determined on the basis of the Plan as amended by the most recent Plan amendment effective during such five-year period under which the assets available for allocation are sufficient to satisfy in full the benefits of individuals described in subsection (A) and any assets remaining to be allocated under such subsection shall be allocated under subsection (A) on the basis of the Plan as amended by the next succeeding Plan amendment effective during such period.

         17.4 Partial Termination: Upon termination of the Plan with respect to a group of Members which constitutes a partial termination of the Plan, the Employer shall cause the proportionate interest of the Members affected by such partial termination to be determined. The determination of such proportionate interest shall be done in an equitable manner, considering the remaining Members as well as the Members affected by the termination, and on the basis of the contributions made by the Employer, the provisions of this Article XVII and other appropriate considerations. After such proportionate interest has been determined, the assets of the Trust Fund shall be allocated and segregated according to such proportionate interest. The assets of the Trust Fund so allocated and segregated shall be used to pay benefits to or on behalf of Members in accordance with this Article XVII.

         17.5 Distribution of Trust Fund: Any distribution after full termination of the Plan may be made in whole or in part, to the extent that no discrimination in value results, in cash, securities, or other assets in kind, or in annuity contracts, as the Committee, in its discretion, acting under the advice of the Actuary, shall determine. The benefits as apportioned pursuant to
Section 17.3 above may be provided:

                  (a) By the continuation of the Trust Fund for the payment of all or such of the benefits as are within the limits prescribed by the Committee and acceptable by the Trustee;

                  (b) Through the purchase of annuities from one or more insurance companies with the amount of the benefit equal to the Accrued Benefit equal to the Actuarial Equivalent (determined by use of the interest rate used by the Pension Benefit Guaranty Corporation for determining the present value of a lump-sum distribution on plan termination) of each Member's benefit;

                  (c) By distribution in a single sum of the Actuarial Equivalent (determined by use of the interest rate used by the Pension Benefit Guaranty Corporation for determining the present value of a lump-sum distribution on plan termination) of each Member's Accrued Benefit; or

                  (d)      By any combination of (a), (b) and (c).

                                                                   EXHIBIT 10.51

In making such distributions, any and all determinations, divisions, appraisals, apportionments and allotments so made shall be final and conclusive and shall not be subject to question by any person. Any annuity contract distributed by the Trustee to a Member under subsection (b) above or under any other provision of this Plan shall bear on the face thereof a designation "Not Transferable," and such annuity contract shall expressly provide that the contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the issuer thereof. Notwithstanding the foregoing, the Employer shall promptly advise the appropriate District Director of Internal Revenue and the Pension Benefit Guaranty Corporation of the termination and shall direct the Trustee to delay the final distribution to Members until said District Director shall advise in writing that such termination does not adversely affect the previously qualified status of the Plan or the exemption from tax of the Trust Agreement under Section 401(a) or 501(a) of the Code and the Pension Benefit Guaranty Corporation has approved the proposed termination distribution or made any appropriate requirements concerning same. Any distribution due to the termination of the Plan will be made in accordance with the requirements of Code Sections 401(a)(11), 411(d)(6) and 417.

         17.6 Residual Amounts: In no event shall any Employer receive any amounts from the Trust Fund except that upon termination of the Plan, and notwithstanding any other provision of the Plan, an Employer shall receive such amounts, if any, as may remain in the Trust Fund because of erroneous actuarial computation as defined in Treasury Regulations.

         17.7 Limitations Imposed by Treasury Regulations Upon Early Termination of Plan: In the event the Plan is terminated by any Employer for any reason during the first 10 years after the original effective date of the Plan ("Original Effective Date"), and if full current costs had not been met with respect to any Employer at the end of the first 10 years, until said full current costs are met, then notwithstanding any provision in this Plan to the contrary, the benefits provided by the Employer's contributions for the Members whose anticipated annual retirement benefit at Normal Retirement Date exceeds $1,500 and who on the Original Effective Date were among the 25 highest paid Employees of the Employer will be subject to the conditions set forth in the following provisions:

                  (a) The benefit payable to a Member described in this Section or his Beneficiary shall not exceed the greater of the following:

                           (i)      those benefits purchasable by the greater of
                  (A) $20,000, or (B) an amount equal to 20% of the first $50,000 of the Member's annual Compensation multiplied by the number of years from the Original Effective Date to the earlier of (1) the date of termination of the Plan, (2) the date the benefit of the Member becomes payable or (3) the date of a failure on the part of the Employer to meet the full current costs of the Plan; or

                           (ii) if a Member is a "substantial owner" (as defined in Section 4022(b)(5)(A) of ERISA), the present value of the benefit guaranteed for "substantial owners" under
                  Section 4022 of ERISA; or

                           (iii) if the Member is not a "substantial owner," the present value of the maximum benefit provided in Section 4022(b)(3)(B) of ERISA, determined on the date the Plan terminates or on the date benefits commence, whichever is earlier, and in accordance with regulations of the Pension Benefit Guaranty Corporation.

                  (b) If the Plan is terminated or the full current costs thereof have not been met at any time within 10 years after the Original Effective Date, the benefits which any of the Members described in this Section may receive from the Employer's contribution shall not exceed the benefits set forth in this Section 17.7. If at the end of the first 10 years the full current costs are not met, the restrictions will continue to apply until the full current costs are funded for the first time.

                                                                   EXHIBIT 10.51

                  (c) If a Member described in this Section leaves the employ of the Employer or withdraws from participation in the Plan when the full current costs have been met, the benefits which he may receive from the Employer contributions shall not at any time within the first 10 years after the Original Effective Date exceed the benefits set forth in this Section 17.7.

                  (d) These conditions shall not restrict the full payment of any survivor's benefits on behalf of a Member who dies while in the Plan and the full current costs have been met.

                  (e) These conditions shall not restrict the current payment of full retirement benefits called for by the Plan for any retired Member while the Plan is in full effect and its full current costs have been met, provided an agreement, adequately secured, guarantees the repayment of any part of the distribution that is or may become restricted.

                  (f) If the benefits of, or with respect to, any Member shall have been suspended or limited in accordance with the limitations of this Section 17.7 because the full current costs of the Plan shall not then have been met, and if such full current costs shall thereafter be met, then the full amount of the benefits payable to such Member shall be resumed and the parts of such benefits which have been suspended shall then be paid in full.

                  (g) Notwithstanding anything in this Section 17.7, if on the termination of the Plan within the first 10 years after the Original Effective Date, the funds, contracts, or other property under the Plan are more than sufficient to provide pensions for Members and their Beneficiaries including full benefits for all Members other than such of the 25 highest paid Employees as are still in the service of the Employer and also including Accrued Benefits as limited by this Section for such 25 highest paid Employees, then any excess of such funds, contracts, and property shall be used to provide Accrued Benefits for the 25 highest paid Employees in excess of such limitations of this Section up to the benefits to which such Employees would be entitled under this Plan without such limitations.

                  (h) In the event that Congress should provide by statute, or the Treasury Department or the Internal Revenue Service should provide by regulation or ruling, that the limitations provided for in this Section 17.7 are no longer necessary in order to meet the requirements for a qualified pension plan under the Code as then in effect, the limitations in this Section 17.7 shall become void and shall no longer apply without the necessity of amendment to this Plan.

                  (i) In the event a lump-sum distribution is made to an Employee subject to the above restrictions in an amount in excess of that amount otherwise permitted under this Section 17.7, an agreement shall be made, with adequate security guaranteeing repayment of any amount of the distribution that is restricted. Adequate security shall mean property having a fair market value of at least 125% of the amount which would be repayable if the Plan had terminated on the date of distribution of such lump sum. If the fair market value of the property falls below 110% of the amount which would then be repayable if the Plan were then to terminate, the distributee shall deposit additional property to bring the value of the property to 125% of such amount.

Notwithstanding the foregoing, the following provisions are applicable in the event of an early plan termination rather than the foregoing provisions of this
Section 17.7. In the event of an early plan termination, the benefit of any highly compensated active or former Employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4). In the event of early plan termination, benefits distributed to any of the 25 most highly compensated active and highly compensated former Employees with the greatest Compensation in the current or any prior year are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Employee under a straight life annuity that is the actuarial equivalent of the sum of the Employee's Accrued Benefit, the Employee's other benefits under the Plan (other than a social security supplement, within the meaning of Treasury Regulations Section 1.411(a)-7(c)(4)(ii)), and the amount the Employee is entitled to receive under a social security supplement.

                                                                   EXHIBIT 10.51

                  The preceding paragraph shall not apply if: (i) after payment of the benefit to an Employee described in the preceding paragraph, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Section 412(l)(7) of the Code, (ii) the value of the benefits for an Employee described above is less than 1% of the value of current liabilities before distribution, or (iii) the value of the benefits payable under the Plan to an Employee described above does not exceed $5,000.

                  For purposes of this Section, benefit includes loans in excess of the amount set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

                                 ARTICLE XVIII
                               ADOPTING EMPLOYERS

         18.1 Designation of Other Employers(a) The Directors may designate by written instrument any entity or organization eligible by law to participate in the Plan and the Trust as an Employer. Such written instrument shall specify the effective date of such designated participation, may incorporate specific provisions relating to the operation of the Plan that apply to the designated Employer only and shall become, as to such designated Employer and its Employees, a part of the Plan.

                  (b) Each designated Employer shall be conclusively presumed to have consented to its designation and to have agreed to be bound by the terms of the Plan and any and all amendments thereto upon its submission of information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan; provided, however, that the terms of the Plan may be modified so as to increase the obligations of an Employer only with the consent of such Employer, which consent shall be conclusively presumed to have been given by such Employer upon its submission of any information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan following notice of such modification.

                  (c) The provisions of the Plan shall apply separately and equally to each Employer and its Employees in the same manner as is expressly provided for the Company and its Employees, except that the power to appoint or otherwise affect the Committee or the Trustee and the power to amend or terminate the Plan and Trust Agreement shall be exercised by the Company, the Directors, or the Committee, as applicable, alone.

                  (d) Transfer of employment among Employers shall not be considered a termination of employment hereunder, and Service with one shall be considered as Service with all others.

                  (e) The above notwithstanding, any action that may be taken by the Directors pursuant to this Section may also be taken by the Committee.

         18.2 Single Plan: For purposes of the Code and the Act, the Plan as adopted by the Employers shall constitute a single plan rather than a separate plan of each Employer. All assets in the Trust Fund shall be available to pay benefits to all Members and their beneficiaries.

                                   ARTICLE XIX
                                  MISCELLANEOUS

         19.1 Plan Not an Employment Contract: The adoption and maintenance of the Plan shall not be deemed to constitute a contract between an Employer and any Member, and shall not be deemed to be consideration for, inducement to, or a condition of employment of any person. Nothing herein contained shall be construed to give any Member the right to be retained in the employment of an Employer or to interfere with the right of an Employer to terminate the employment of any Member at any time.

                                                                   EXHIBIT 10.51

         19.2 Controlling Law: Subject to the provisions of ERISA, as the same may be amended from time to time, which may be applicable and provide to the contrary, this Plan shall be construed, regulated and administered under the laws of the State of Texas.

         19.3 Invalidity of Particular Provisions: In the event any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

         19.4 Non-Alienation of Benefits: Except as otherwise provided below and with respect to certain judgments and settlements pursuant to Section 401(a)(13) of the Code, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Member pursuant to a domestic relations order unless such order is determined by the Committee to be a qualified domestic relations order, as defined in Section 414(p) of the Code. If the Committee receives a qualified domestic relations order with respect to a Member, the amount assigned to the Member's former spouse may be immediately distributed, to the extent permitted by law, from the vested portion of the benefit payable to the Member.

         19.5 Copy Available to Members: A copy of this Plan and Trust Agreement and of any and all future amendments thereto shall be available to Members and their Beneficiaries for inspection at all reasonable times. In addition thereto, the Company shall print and distribute to all Employees a pamphlet setting forth the terms of the Plan or a summary of the principal provisions thereof.

         19.6 Evidence Furnished Conclusive: Each Employer, the Committee and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by an Employee, Member or Beneficiary with respect to his age, or other facts required to be determined under any of the provisions of the Plan, and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation, or evidence, upon being duly made or furnished, shall be conclusively binding upon such Employee, Member or Beneficiary but not upon an Employer, the Committee, or any other person or persons involved in the administration of the Plan. Nothing herein contained shall be construed to prevent any of such parties from contesting any such certification, statement, representation, or evidence or to relieve the Employee, Member, or Beneficiary from the duty of submitting satisfactory proof of his age or such other fact.

         19.7 Unclaimed Benefits: If at, after, or during the time when a benefit hereunder is payable to any Member, Beneficiary or other distributee, the Committee, upon request of the Trustee, or at its own instance, shall mail by registered or certified mail to such Member, Beneficiary or distributee at his last known address a written demand for his then address or for satisfactory evidence of his continued life, or both, and if such Member, Beneficiary or distributee shall fail to furnish the same to the Committee within two years from the mailing of such demand, then the Committee may, in its sole discretion, determine that such Member, Beneficiary or other distributee has forfeited his right to such benefit and may declare such benefit, or any unpaid portion thereof, terminated as if the death of the distributee (with no surviving Beneficiary) had occurred on the date of the last payment made thereon or on the date such Member, Beneficiary or distributee first became entitled to receive benefit payments, whichever is later; provided, however, that such forfeited benefits shall be reinstated if a claim for the same is made by the Member, Beneficiary or other distributee at any time thereafter.

         19.8 Name and Address Changes: Each Member and each Beneficiary of a deceased Member shall at all times be responsible for notifying the Committee of any change in his name or address. If any check in payment of a benefit hereunder (which was mailed to the last address of the payee as shown on the Committee's records) is returned unclaimed, further payments shall be discontinued until the Committee directs otherwise.

         19.9 Payments in Satisfaction of Claims of Members: Any payment or distribution to any Member or his legal representative or Beneficiary in accordance with the provisions of this Plan shall be in full satisfaction of all claims under the Plan against the Trust Fund, the Committee, the Trustee and the Employer.

                                                                   EXHIBIT 10.51

         19.10 Headings for Convenience Only: The headings and subheadings in this Plan are inserted for convenience and reference only and are not to be used in construing this Plan or any provision herein.

         19.11 Payments to Minors and Incompetents: If the Committee determines that any person to whom a payment is due hereunder is a minor or is incompetent by reason of physical or mental disability, the Committee shall have power to cause the payments becoming due to such person to be made to the guardian of the minor or the guardian of the estate of the incompetent, or to the County Clerk as allowed for under law without the Committee or the Trustee being responsible to see to the application of such payment. Payments made pursuant to such power shall operate as a complete discharge of the Committee, the Trustee, the Employer and any Affiliate.

         19.12 Member Information: All persons entitled to benefits under the Plan must furnish to the Committee or the Trustee such documents, evidence, or information as the Committee or the Trustee considers necessary or desirable for the purpose of administering the Plan or Trust, or to protect the Committee or the Trustee; and it shall be a condition of the Plan that each such person must furnish promptly true and complete data, evidence, or information and sign such documents as the Committee or the Trustee may require before any benefits become payable under the Plan. In the event that any data so furnished is found by the Committee, the Trustee or the Company to be incorrect, or if the Committee, the Trustee or the Company subsequently discovers any other error in the determination of the original benefit amount payable, any overpayments made to the Member or Beneficiary must be repaid to the Trust by such Member or Beneficiary in a timely manner, and any underpayments shall be adjusted for on an actuarial basis and paid to the Member or Beneficiary.

                                   ARTICLE XX
                           TOP-HEAVY PLAN REQUIREMENTS

         20.1 General Rule: For any Plan Year for which this Plan is a Top-Heavy Plan, as defined in Section 20.7, any other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to the provisions of this Article XX.

         20.2 Vesting Provisions: Each Member who has completed an Hour of Service after the Plan becomes top heavy and while the Plan is top heavy and who has completed the Service specified in the following table shall be vested in his Accrued Benefit under this Plan at least as rapidly as is provided in the following schedule; except that the vesting provision set forth in Section 5.1 shall be used at any time in which it provides for more rapid vesting:

Years of Service                      Vested Percentage
----------------                      -----------------
Less than 2 years                             0%
2 but less than 3 years                      20%
3 but less than 4 years                      40%
4 but less than 5 years                      60%
5 years or more                             100%

If an account becomes vested by reason of the application of the preceding schedule, it may not thereafter be forfeited by reason of re-employment after retirement pursuant to a suspension of benefits provision, by reason of withdrawal of any mandatory employee contributions to which employer contributions were keyed, or for any other reason. If the Plan subsequently ceases to be top heavy, the preceding schedule shall continue to apply with respect to any Member who had at least three years of service (as defined in Treasury Regulation Section 1.411(a)-8T(b)(3)) as of the close of the last year that the Plan was top heavy, except that each Member whose nonforfeitable percentage of his Accrued Benefit derived from employer contributions is determined under such amended schedule, and who has completed at least three years of service with the employer, may elect, during the election period, to have the nonforfeitable percentage of his Accrued Benefit derived from employer contributions determined without regard to such amendment if his nonforfeitable percentage under the Plan as amended is, at any time, less than such percentage determined without regard to such amendment. For all other Members, the nonforfeitable percentage of their Accrued Benefit prior to the date the Plan ceased to be top heavy shall not be reduced, but future increases in the nonforfeitable percentage shall be made only in accordance with Section 5.1.

                                                                   EXHIBIT 10.51

         20.3 Minimum Benefit Provisions: Each Member who is a Non-Key Employee, as defined in Section 20.8, shall be entitled to an Accrued Benefit in the form of a single-life annuity (with no ancillary benefits) beginning at his Normal Retirement Date, that shall not be less than his average annual Member's Compensation, within the meaning of Code Section 415, for years in the Testing Period multiplied by the lesser of: (a) 2% multiplied by the number of years of Top-Heavy Service or (b) 20%. A Non-Key Employee may not fail to receive a minimum benefit because of a failure to receive a specified amount of Compensation or a failure to make mandatory employee or elective contributions.

                  "Testing Period" means, with respect to a Member, the period of consecutive years of Top-Heavy Service, not exceeding five, during which the Member had the greatest aggregate compensation, within the meaning of Code
Section 415, from the Company. "Top-Heavy Service" means his Service credited under Article III. Top-Heavy Service shall not include any Service before July 1, 1984 or any Service that begins after the close of the last Plan Year in which the Plan was a Top-Heavy Plan. Years before and after such excluded periods shall be considered consecutive for purposes of determining the Testing Period.

         20.4 Limitation on Compensation: A Member's annual Compensation taken into account under this Article XX for purposes of computing benefits under this Plan for any Plan Year shall not be in excess of $200,000. Such amount shall be adjusted automatically for each Plan Year to the amount prescribed by the Secretary of the Treasury or his delegate pursuant to regulations for the calendar year in which such Plan Year commences.

         20.5 Coordination With Other Plans: In the event that another defined contribution or defined benefit plan maintained by a Considered Company provides contributions or benefits on behalf of Members in this Plan, such other plan shall be treated as a part of this Plan pursuant to applicable principles prescribed by Treasury Regulations or applicable IRS rulings (such as Revenue Ruling 81-202 or any successor ruling) to determine whether this Plan satisfies the requirements of Sections 20.2, 20.3 and 20.4 and to avoid inappropriate omissions or inappropriate duplication of minimum contributions. Such determination shall be made upon the advice of counsel by the Committee. In the event a Member is covered by a defined benefit plan which is top-heavy pursuant to Section 416 of the Code, a comparability analysis (as prescribed by Revenue Ruling 81-202 or any successor ruling) shall be performed in order to establish that the plans are providing benefits at least equal to the defined benefit minimum.

         20.6 Distributions to Certain Key Employees: Notwithstanding any other provision of this Plan to the contrary, the entire interest in this Plan of each Member who is a 5% owner (as described in Section 416(i)(A) of the Code determined with respect to the Plan Year ending in the calendar year in which such individual attains age 70 1/2) shall be distributed to such Member not later than the first day of April following the calendar year in which such individual attains age 70 1/2.

         20.7 Determination of Top-Heavy Status: The Plan shall be a Top-Heavy Plan for any Plan Year if, as of the Determination Date, the present value of the cumulative Accrued Benefits under the Plan determined as of the Valuation Date for Members (including former Members) who are Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the Plan for all Members (including former Members) or, if this Plan is required to be in an Aggregation Group, any such Plan Year in which such Group is a Top-Heavy Group.

                  In determining Top-Heavy status, if an individual has not performed one Hour of Service for any Considered Company at any time during the one-year period ending on the Determination Date, any Accrued Benefit for such individual and the aggregate accounts of such individual shall not be taken into account. The Accrued Benefit of any employee (other than a Key Employee) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Aggregation Group or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

                  For purposes of this Section, the capitalized words have the following meanings:

                  (a) "Aggregation Group" means the group of plans, if any, that includes both the group of plans that is required to be aggregated and the group of plans that is permitted to be

                                                                   EXHIBIT 10.51

         aggregated. The group of plans that is required to be aggregated (the "required aggregation group") includes:

                           (i) Each plan of a Considered Company in which a Key Employee is a member, including collectively bargained plans; and

                           (ii) Each other plan, including collectively bargained plans, of a Considered Company which enables a plan in which a Key Employee is a member to meet the requirements of either Code Section 401(a)(4) or 410.

         The group of plans that is permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group and any plan that is not part of the required aggregation group that the Committee certifies as constituting a plan within the permissive aggregation group. Such plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues to meet the requirements of both Code Sections 401(a)(4) and 410.

                  (b) "Considered Company" means the Company, other Employer or an Affiliate.

                  (c) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year or in the case of the first Plan Year of the Plan, Determination Date means the last day of such Plan Year.

                  (d) "Key Employee" as defined in Code Section 416(i)(1) means any Employee or former Employee who at any time during the Plan Year containing the Determination Date is (1) an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan years beginning after December 31, 2001); (2) a 5% owner of the Employer; or (3) a 1% owner of the Employer who has annual compensation of more than $150,000. For purposes of this subsection (d), "annual compensation" means compensation within the meaning of Code Section 415(c)(3). For purposes of determining 5% and 1% owners, (a) an "owner" means (i) if the employer is a corporation, any person who owns (or is considered as owning under Code Section 318) more than 5% or 1%, respectively, of the corporation's outstanding stock or stock possessing more than 5% or 1%, respectively, of the total combined voting power of all stock of the corporation, or (ii) if the employer is not a corporation, any person who owns more than 5% or 1%, respectively, of the capital or profits interest of the employer; and (b) neither the aggregation rules nor the rules of subsections (b), (c) and (m) of Code Section 414 apply. Beneficiaries of an Employee acquire the character of the Employee who performed service for the Employer. Also, inherited benefits will retain the character of the benefits of the Employee who performed services for the Employer.

                  (e) A "Non-Key Employee" means any Employee (and any Beneficiary of an Employee) who is not a Key Employee.

                  (f) "Top-Heavy Group" means the Aggregation Group, if as of the applicable Determination Date, the sum of the present value of the cumulative Accrued Benefits for Key Employees under all defined benefit plans included in the Aggregation Group plus the aggregate of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group exceeds 60% of the sum of the present value of the cumulative Accrued Benefits for all employees, excluding former Key Employees as provided in paragraph (i) below, under all such defined benefit plans plus the aggregate accounts for all employees, excluding former Key Employees as provided in paragraph (i) below, under all such defined contribution plans. In determining Top-Heavy status, if an individual has not performed one Hour of Service for any Considered Company at any time during the one-year period ending on the Determination Date, any Accrued Benefit for such individual and the aggregate accounts of such individual shall not be taken into account. If the Aggregation Group that is a Top-Heavy Group is a permissive

                                                                   EXHIBIT 10.51

         aggregation group, only those plans that are part of the required aggregation group will be treated as Top-Heavy Plans. If the Aggregation Group is not a Top-Heavy Group, no plan within such group will be a Top-Heavy Plan.

         In determining whether this Plan constitutes a Top-Heavy Plan, the Committee (or its agent) will make the following adjustments in connection therewith:

                           (i) When more than one plan is aggregated, the Committee shall determine separately for each plan as of each plan's Determination Date the present value of the Accrued Benefits (for this purpose using the actuarial assumptions set forth in the applicable plan, and if such assumptions are not set forth in the applicable plan, using the assumptions set forth in this Plan) or account balance. The results shall then be aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

                           (ii) In determining the present value of the cumulative Accrued Benefit (for this purpose using the actuarial assumptions set forth in Section 1.2 hereof) or the amount of the account of any employee, such present value or account will include the amount in dollar value of the aggregate distributions made to such employee under the applicable plan during the one-year period ending on the Determination Date unless reflected in the value of the Accrued Benefit or account balance as of the most recent Valuation Date. The amounts will include distributions to employees which represented the entire amount credited to their accounts under the applicable plan.

                           (iii) Further, in making such determination, such present value or such account shall include any rollover contribution (or similar transfer) as follows:

                                    (A)      If the rollover contribution (or
                           similar transfer) is initiated by the employee and made to or from a plan maintained by a Considered Company, the plan providing the distribution shall include such distribution in the present value or such account; the plan accepting the distribution shall not include such distribution in the present value or such account unless the plan accepted it before December 31, 1983; and

                                    (B)      If the rollover contribution (or
                           similar transfer) is not initiated by the employee or made from a plan maintained by a Considered Company, the plan accepting the distribution shall include such distribution in the present value or such account, whether the plan accepted the distribution before or after December 31, 1983; the plan making the distribution shall not include the distribution in the present value or such account.

                           (iv) Further, in making such determination, in any case where an individual is a Non-Key Employee with respect to an applicable plan but was a Key Employee with respect to such plan for any prior Plan Year, any Accrued Benefit and any account of such employee shall be altogether disregarded.

                  (g) "Valuation Date" means for purposes of determining the present value of an Accrued Benefit as of the Determination Date, the date determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date. For the first plan year of a plan, the Accrued Benefit for a current employee shall be determined either as if the individual (i) terminated service as of the Determination Date or (ii) terminated service as of the Valuation Date, but taking into account the estimated Accrued Benefit as of the Determination Date. The Valuation Date shall be determined in accordance with the principles set forth in Q&A. T-25 of Treasury Regulations Section 1.416-1.

                                                                   EXHIBIT 10.51

                  (h) For purposes of this Article, "Compensation" shall have the meaning given to it in Section 21.3(d) of the Plan.

                                  ARTICLE XXI
                             LIMITATION ON BENEFITS

                  Notwithstanding any provision of this Plan to the contrary, the total Annual Benefit received by an Employee shall be subject to the following limitations:

         21.1 Single Defined Benefit Plan:The annual normal retirement benefit of any Employee under this Plan cannot exceed the lesser of $160,000 (increased annually for Limitation Years in accordance with Section 415(d) of the Code to reflect cost-of-living adjustments) (the "Dollar Limitation") or 100% of such Employee's Average Compensation ("Percentage Limitation"). For purposes of determining whether an Employee's benefits exceed these limitations, the following rules shall apply:

                  (a) Adjustment for Certain Other Forms of Benefit. If the normal form of benefit is other than a Single Life Annuity, such form must be adjusted actuarially to the equivalent of a Single Life Annuity; provided, however, that, subsection (d) of this Section notwithstanding, for a form of benefit subject to the adjustment required under Code Section 415(b)(2), the interest rate used to make such adjustment shall not be less than the "applicable interest rate" as defined in Code Section 417(e)(3) and the mortality table shall be that prescribed in Revenue Ruling 2001-62. This Single Life Annuity cannot exceed the maximum Dollar Limitation or Percentage Limitation outlined above. No adjustment is required for the following: qualified joint and survivor annuity benefits, pre-retirement disability benefits, pre-retirement death benefits and post-retirement medical benefits.

                  (b) Adjustment To Dollar Limitation If Benefit Commences Before Age 62. If benefit distributions commence before a Member attains age 62, the Dollar Limitation shall be reduced, in accordance with regulations prescribed by the Secretary of the Treasury, so that it is the Actuarial Equivalent of the Dollar Limitation beginning at age 62. For purposes of this adjustment, the Actuarial Equivalent shall be based on subsection (b) of Section 1.2 of this Plan and subject to subsection (d) of this Section.

                  (c) Adjustment To Dollar Limitation If Benefit Commences After Age 65.If benefit distributions commence after a Member reaches age 65, the Dollar Limitation shall be increased, in accordance with regulations prescribed by the Secretary of the Treasury, so that it is the Actuarial Equivalent of the Dollar Limitation beginning at age 65. For purposes of this adjustment, the Actuarial Equivalent shall be based on subsection (b) of Section 1.2 of this Plan and subject to subsection (d) of this Section.

                  (d) Interest Assumption.The interest rate used for adjusting the maximum limitations above shall be:

                           (i) For benefits commencing before age 62 and for forms of benefit other than straight life annuity, the greater of:

                                   (1)       5%; or

                                   (2)       the rate used to determine the
                           Actuarial Equivalent under subsection (b) of Section
                           1.2 of this Plan.

                           (ii) For benefits commencing after age 65, the lesser of:

                                   (1)       5%; or

                                                                   EXHIBIT 10.51

                                   (2)       the rate used to determine the
                           Actuarial Equivalent under subsection (b) of Section
                           1.2 of this Plan.

                  (e) Reduction For Service Less Than 10 Years.In the case of an Employee who has less than 10 years of participation in a defined benefit plan of the Employer, the benefits shall not exceed the limit set forth in Article XXI above multiplied by a fraction, the numerator of which is the number of years (or part thereof) of participation in a defined benefit plan of the Employer and the denominator of which is 10.

                  (f) Adjustment For Small Benefits. In the case of an Employee whose Annual Benefit is not in excess of $10,000, the benefits payable with respect to such Employee under this Plan shall be deemed not to exceed the limitations of this Section if:

                           (i) The Annual Benefits payable with respect to such Employee under this Plan and all other defined benefit plans of the Employer do not exceed $10,000 for the Plan Year or for any prior Plan Year; and

                           (ii) The Employer has not at any time maintained a defined contribution plan in which the Employee participated.

                  (g) Protected Accrued Benefit.In the case of an individual who was a participant in one or more defined benefit plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1986, the application of the limitation of this Article XXI shall not cause the maximum permissible amount for such individual under all such defined benefit plans to be less than the individual's current Accrued Benefit. The preceding sentence applies only if such defined benefit plans met the requirements of Code
         Section 415 for all Limitation Years beginning before January 1, 1987.

         21.2 Two or More Defined Benefit PlansIf the Employer maintains one or more defined benefit plans in addition to this Plan, the sum of the normal retirement benefits of all plans will be treated as a single benefit for the purposes of applying the limitations in Article XXI. If these benefits exceed, in the aggregate, the limitations in Article XXI, the annual normal retirement benefit under this Plan shall be reduced (but not below zero) until the sum of the annual benefits of the remaining plans satisfy the limitations.

         21.3     Definitions

                  (a) Employer: The Company and any other Employer that adopts this Plan. In the case of a group of employers which constitutes a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)) or which constitutes trades and businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c) as modified by Code Section 415(h)) or an affiliated service group (as defined in Code Section 414(m)), all such employers shall be considered a single Employer for purposes of applying the limitations of this Section.

                  (b) Excess Amount: The excess of the Employee's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                  (c) Limitation Year: A 12 consecutive month period ending on December 31.

                  (d) Compensation: For purposes of determining compliance with the limitations of Code Section 415, Compensation shall mean an Employee's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan, including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips and bonuses, and excluding the following:

                                                                   EXHIBIT 10.51

                           (i) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible under Code Section 219(b)(2), and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed (however, any amounts received by an Employee pursuant to an unfunded nonqualified plan may be considered as Compensation in the year such amounts are included in the gross income of the Employee);

                           (ii) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                           (iv) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described under Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

         For purposes of applying the limitations in this Article, amounts included as Compensation are those actually paid or made available to an Employee within the Limitation Year. Compensation shall be limited to $200,000 (unless adjusted in the same manner as permitted under Code
         Section 415(d)). Notwithstanding anything to the contrary in the definition, Compensation shall include any and all items which may be includable in Compensation under Section 415(c)(3) of the Code, including (i) any elective deferrals (as defined in Code Section 402(g)(3)) and (ii) any amounts which are contributed or deferred by the Employer at the election of the Member or Employee and which are not includable with the gross income of the Member or Employee by reason of Code Section 125, 457 or 132(f)(4).

                  (e) Average Compensation: The average Compensation during an Employee's high three years of service, which period is the three consecutive calendar years (or, the actual number of consecutive years of employment for those Employees who are employed for less than three consecutive years with the Employer) during which the Employee had the greatest aggregate Compensation from the Employer.

                  (f) Annual Benefit: A benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which Employees do not contribute and under which no rollover contributions are made.

                                                                   EXHIBIT 10.51


                               FIRST AMENDMENT TO
                     BAKER HUGHES INCORPORATED PENSION PLAN


         THIS AGREEMENT by Baker Hughes Incorporated, a Delaware corporation (the "Company"),

                              W I T N E S S E T H:

         WHEREAS, the Company maintains the Baker Hughes Incorporated Pension Plan (the "Plan");

         WHEREAS, the Company desires to amend the Plan to comply with new legal requirements;

         NOW, THEREFORE, the Company agrees as follows:


                              AMENDMENT OF THE PLAN

         Effective January 1, 2002, except to the extent that a different effective date is specified, the Plan is amended as specified below.


1. DEFINITIONS. The following new definitions shall be added to Article I of the Plan in alphabetical order, the definitions in Article I shall be renumbered as appropriate and any references to the numbered definitions shall be revised accordingly, except that the definition of "Spouse" shall be replaced in its entirety with the definition included in this amendment:

         Distribution Calendar Year: A calendar year for which a minimum distribution is required to be made to a Member or former Member under section 401(a)(9) of the Code and Department of Treasury Regulations thereunder. If a Member's or former Member's Required Beginning Date is April 1 of the calendar year following the calendar year in which he attains age 70 1/2, his first Distribution Calendar Year is the calendar year in which he attains age 70 1/2. If a Member's or former Member's Required Beginning Date is April 1 of the calendar year following the calendar year in which a Member's Termination of Employment occurs, his first Distribution Calendar Year is the calendar year in which his Termination of Employment occurs.

         Final Section 401(a)(9) Regulations: The final Department of Treasury Regulations issued under section 401(a)(9) of the Code which were published in the Federal Register on April 17, 2002.

         Five Percent Owner: An Employee who is a five percent owner as defined in section 416(i) of the Code.

         Qualified Domestic Relations Order: A domestic relations order which the Plan Administrator has determined constitutes a qualified domestic relations order within the meaning of section 414(p) of the Code.

         Section 401(a)(9) Beneficiary: An individual who is a Member's or former Member's Beneficiary on the date of the Member's or former Member's death and (unless the Beneficiary dies after the date of the Member's or former Member's death and before September 30 of the following calendar year without disclaiming benefits under the Plan) who remains a Beneficiary as of September 30 of the calendar year following the calendar year of the Member's or former Member's death. If the Member's or former Member's Beneficiary is a trust, an individual beneficiary of the trust may be a Section 401(a)(9) Beneficiary of the Member or former Member if the requirements of Department of Treasury Regulation section 1.401(a)(9)-4 are satisfied.

         Spouse: The person to whom the Member or former Member is married under applicable local law. In addition, to the extent provided in a Qualified Domestic Relations Order, a surviving former spouse of a Member or former Member will be treated as the Spouse of the Member or former Member, and to the

                                                                   EXHIBIT 10.51


         same extent any current spouse of the Member or former Member will not be treated as a Spouse of the Member or former Member. For purposes of
         Section 11.7, a former Spouse to whom all or a portion of a Member's or former Member's Plan benefit is payable under a Qualified Domestic Order shall, to that extent, be treated as a Spouse or surviving Spouse regardless of whether the Qualified Domestic Relations Order specifically provides that the former Spouse is to be treated as the Spouse for purposes of sections 401(a)(11) and 417 of the Code.

         Termination of Employment: An individual's termination of employment with an Employer without commencing or continuing employment with any other Employer.

         Totally Disabled: A Member or former Member shall be considered "Totally Disabled" if he becomes eligible to receive benefits under the Company's long-term disability plan.


2. SECTION 5.1. The last sentence of Section 5.1 is amended to provide as follows:

         "The foregoing to the contrary notwithstanding, a Member or former Member shall have a 100% nonforfeitable interest in his Accrued Benefit if (a) his Severance From Service Date is on or after his Early Retirement Date or the date he attains age 65 or (b) his Service terminates due to his death or his becoming Totally Disabled."


3.       SECTION 11.1. Paragraph (b) of Section 11.1 shall be deleted and
         Section 11.1 shall be amended to read in its entirety as follows:

                  "11.1 Payment of Accrued Benefit: Anything to the contrary notwithstanding, a Member's Accrued Benefit under this Plan shall be payable in accordance with the provisions of this Section. A Member who terminates his employment with all Employers and Affiliates and who has a vested right to an Accrued Benefit under the Plan may elect to commence payment of his Accrued Benefit as of his Early Retirement Date or his Normal Retirement Date. The distribution of his Accrued Benefit shall begin no later than the 60th day after the latest of the close of the year in which (i) the Member attains age 65 or (ii) the Member terminates Service. Notwithstanding any provision in the Plan to the contrary, if a Member's Accrued Benefit has not commenced by the end of the Plan Year during which occurs his Normal Retirement Date, such Member's Accrued Benefit shall not be actuarially increased to reflect the delay in commencement in his Accrued Benefit after his Normal Retirement Date, in accordance with Section 203(a)(3) of ERISA and Code
         Section 411(b)(1)(H), and the applicable Department of Treasury Regulations."


4. SECTION 11.6. Paragraphs (a) and (b) of Section 11.6 shall be amended in their entirety to provide as follows:

         "(a) "Eligible Retirement Plan" shall mean (1) an individual retirement account described in section 408(a) of the Code, (2) an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), (3) an annuity plan described in section 403(a) of the Code, (4) a qualified plan described in section 401(a) of the Code that is a defined contribution plan that accepts the Distributee's Eligible Rollover Distribution, (5) an eligible deferred compensation plan described in section 457(b) of the Code that is maintained by an eligible employer described in section 457(e)(1)(A) of the Code but only if the plan agrees to separately account for amounts rolled into such plan, or (6) an annuity contract described in section 403(b) of the Code.

         (b) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life

                                                                   EXHIBIT 10.51


         expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent the distribution is required under section 401(a)(9) of the Code; (3) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) unless, the Eligible Retirement Plan to which the distribution is transferred
         (A) agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is not includable in gross income or (B) is an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract)."


5. ARTICLE XI. Article XI of the Plan shall be amended by adding the following new Section 11.7:

                  "11.7 Required Distributions and Distribution Deadlines. Notwithstanding any other provision of the Plan, all benefits payable under the Plan shall be distributed, or commence to be distributed, in compliance with the following provisions:

                           (a) Required Distributions for Certain Persons Who
                  are 70 1/2 or Older. A Member's or former Member's entire nonforfeitable interest in his Plan benefit must be distributed to him in a single sum no later than his Required Beginning Date, or must be distributed, beginning not later than his Required Beginning Date, over the life of the Member or former Member, or the joint lives of the Member or former Member and his Section 401(a)(9) Beneficiary, or over a period not extending beyond the life expectancy of the Member or former Member or the joint and last survivor expectancy of the Member or former Member and his Section 401(a)(9) Beneficiary. The distribution required to be made on or before the Member's or former Member's Required Beginning Date shall be the distribution required for his first Distribution Calendar Year. The minimum required distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Member's or former Member's Required Beginning Date occurs must be made on or before December 31st of that Distribution Calendar Year. In the case of a benefit payable in a form other than a single sum or an annuity purchased from an insurance company, the amount that must be distributed for a Distribution Calendar Year is an amount equal to the payment that is required for one payment interval as specified in paragraphs (b), (c) and
                  (d) of this Section 11.7.

                           (b) Amount Required to be Distributed by Required
                  Beginning Date in the Case of Annuity Payments From the Plan. The amount that must be distributed on or before the Member's or former Member's Required Beginning Date (or, if the Member or former Member dies before his Required Beginning Date, the date distributions are required to begin under Section 11.7(e)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received (for example, bi-monthly, monthly, semi-annually, or annually). All of the Member's or former Member's benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Member's or former Member's Required Beginning Date.

                           Any additional benefits accruing to the Member or
                  former Member in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

                           (c) Requirements For Annuity Distributions That
                  Commence During Member's Lifetime.

                                    (1) Joint Life Annuities Where the Section
                           401(a)(9) Beneficiary Is Not the Member's or former Member's Spouse. If the Member's or the former Member's interest

                                                                   EXHIBIT 10.51


                           is being distributed in the form of a joint and survivor annuity for the joint lives of the Member or former Member and a nonspouse Section 401(a)(9) Beneficiary, annuity payments to be made on or after the Member's or former Member's Required Beginning Date to the Section 401(a)(9) Beneficiary after the Member's or former Member's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Member or former Member using the table set forth in Q&A 2 of section 1.401(a)(9)-6T of the Department of Treasury Regulations. If the form of distribution combines a joint and survivor annuity for the joint lives of the Member or the former Member and a nonspouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the Section 401(a)(9) Beneficiary after the expiration of the period certain.

                                    (2) Period Certain Annuities. Unless the
                           Member's or former Member's Spouse is the sole
                           Section 401(a)(9) Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Member's or former Member's lifetime may not exceed the applicable distribution period for the Member or former Member under the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Department of Treasury Regulations for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Member or former Member reaches age 70, the Applicable Distribution Period for the Member or former Member is the distribution period for age 70 under the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Department of Treasury Regulations plus the excess of 70 over the age of the Member or former Member as of the Member's or former Member's birthday in the year that contains the Annuity Starting Date. If the Member's or former Member's Spouse is the Member's or former Member's sole Section 401(a)(9) Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Member's or the former Member's applicable distribution period, as determined hereunder, or the joint life and last survivor expectancy of the Member or former Member and the Member's or former Member's Spouse as determined under the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Department of Treasury Regulations, using the Member's or former Member's and Spouse's attained ages as of the Member's or former Member's and Spouse's birthdays in the calendar year that contains the Annuity Starting Date.

                           (d) Requirements For Minimum Distributions Where
                  Member Dies Before Date Distributions Begin.

                                    (1) Member or former Member Survived by
                           Section 401(a)(9) Beneficiary. If the Member or former Member dies before the date distribution of his interest begins and there is a Section 401(a)(9) Beneficiary, the Member's or former Member's entire nonforfeitable interest will be distributed, beginning no later than the time described in Section 11.7(e), over the life of the Section 401(a)(9) Beneficiary or over a period certain not exceeding:

                                             (A) unless the Annuity Starting
                                    Date is before the first Distribution
                                    Calendar Year -

                                                      (i) if the Section
                                             401(a)(9) Beneficiary is not the
                                             Member's or former Member's Spouse,
                                             the life expectancy of the Section
                                             401(a)(9) Beneficiary determined
                                             using the Section 401(a)(9)
                                             Beneficiary's age as of the Section
                                             401(a)(9) Beneficiary's birthday in
                                             the calendar year immediately
                                             following the calendar year of the
                                             Member's or former Member's death.
                                             In subsequent calendar years, the
                                             distribution period is reduced by
                                             one for each calendar year that has

                                                                   EXHIBIT 10.51


                                             elapsed after the calendar year
                                             immediately following the Member's
                                             for former Member's death.

                                                      (ii) if the sole Section
                                             401(a)(9) Beneficiary is the
                                             Member's or former Member's Spouse,
                                             such Spouse's life expectancy using
                                             such Spouse's birthday for each
                                             Distribution Calendar Year after
                                             the calendar year of the Member's
                                             or former Member's death up through
                                             the calendar year of such Spouse's
                                             death. For calendar years after the
                                             calendar year of such Spouse's
                                             death, the applicable distribution
                                             period is the life expectancy of
                                             such Spouse using the age of such
                                             Spouse as of such Spouse's birthday
                                             in the calendar year of such
                                             Spouse's death, reduced by one for
                                             each calendar year that has elapsed
                                             after the calendar year of such
                                             Spouse's death.

                                            (B) if the Annuity Starting Date is
                                    before the first Distribution Calendar Year, the life expectancy of the Section 401(a)(9) Beneficiary determined using the Section 401(a)(9) Beneficiary's age as of the
                                    Section 401(a)(9) Beneficiary's birthday in the calendar year that contains the Annuity Starting Date.

                                    (2) No Section 401(a)(9) Beneficiary. If the
                           Member or former Member dies before the date distributions begin and there is no Section 401(a)(9) Beneficiary as of September 30th of the year following the year of the Member's or former Member's death, distribution of the Member's or former Member's entire nonforfeitable interest in his Plan benefit will be completed by December 31st of the calendar year containing the fifth anniversary of the Member's or former Member's death.

                                    (3) Death of Surviving Spouse Before
                           Distributions to Surviving Spouse Begin. If the Member or former Member dies before the date distribution of his or her nonforfeitable interest in his Plan benefit begins, the Member's or former Member's surviving Spouse is the Member's or former Member's sole Section 401(a)(9) Beneficiary, and the surviving Spouse dies before distributions to the surviving Spouse begin, this paragraph (d) will apply as if the surviving Spouse were the Member or former Member, except that the time by which distributions must begin will be determined without regard to
                           Section 11.7(e)(1).

                           (e) Distribution Deadline for Death Benefit When
                  Member or Former Member Dies Before His Distributions Begin. If a Member or former Member dies before the date distribution of his nonforfeitable interest in his Plan benefit begins, his entire nonforfeitable interest in his Plan benefit will be distributed, or begin to be distributed, to his Section 401(a)(9) Beneficiary no later than as follows:

                                    (1) If the Member's or former Member's
                           surviving Spouse is the Member's or former Member's sole Section 401(a)(9) Beneficiary, then distributions to the surviving Spouse will begin by December 31st of the calendar year immediately following the calendar year in which the Member or former Member died, or by December 31st of the calendar year in which the Member or former Member would have attained age 70 1/2 , if later.

                                    (2) If the Member's or former Member's
                           surviving Spouse is not the Member's or former Member's sole Section 401(a)(9) Beneficiary and the payment of Plan death benefits to the Section 401(a)(9) Beneficiary will not be in the form of a single sum or a commercial annuity, then distributions to the Section 401(a)(9) Beneficiary will begin by December 31st of the calendar year immediately following the calendar year in which the Member or former Member died.

                                                                   EXHIBIT 10.51


                                    (3) If the Member's or former Member's
                           surviving Spouse is the Member's or former Member's sole Section 401(a)(9) Beneficiary, and the payment of a Plan death benefit to the Section 401(a)(9) Beneficiary will be in the form of a single sum, then the Member's or former Member's entire nonforfeitable interest in his Plan benefit will be distributed by December 31st of the calendar year containing the fifth anniversary of the Member's or former Member's death.

                                    (4) If there is no Section 401(a)(9)
                           Beneficiary as of September 30 of the calendar year following the calendar year of the Member's or former Member's death, then the Member's or former Member's entire nonforfeitable interest in his Plan benefit will be distributed by December 31st of the calendar year containing the fifth anniversary of the Member's or former Member's death.

                                    (5) If the Member's or former Member's
                           surviving Spouse is the Member's or former Member's sole Section 401(a)(9) Beneficiary and the surviving Spouse dies after the Member or former Member but before distributions to the surviving Spouse begin, this Section 11.7(e), other than Section 11.7(e)(1), will apply as if the surviving Spouse were the Member.

                           For purposes of this Section 11.7(e) and Section
                  11.7(d), distributions are considered to begin on the Member's or former Member's Required Beginning Date (or, if Section 11.7(e)(4) applies, the date distributions are required to begin to the surviving Spouse under Section 11.7(e)(1)). If annuity payments irrevocably commence to the Member or former Member before the Member's or former Member's Required Beginning Date (or to the Member's or former Member's surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 11.7(e)(1)), the date distributions are considered to begin is the date distributions actually commence.

                           (f) Distribution of Death Benefit When Member or
                  Former Member Dies On or After His Required Beginning Date. If a Member or former Member dies on or after his Required Beginning Date, his Plan benefit must be distributed to his
                  Section 401(a)(9) Beneficiary at least as rapidly as the method of payment of minimum required distributions being used as of the date of his death.

                           (g) Limitations on Death Benefits. Benefits payable
                  under the Plan shall not be provided in any form that would cause a Member's death benefit to be more than incidental. Any distribution required to satisfy the incidental benefit requirement shall be considered a required distribution for purposes of section 401(a)(9) of the Code.

                           (h) General Annuity Requirements. If the Member's or
                  former Member's nonforfeitable interest in his Plan benefit is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

                                    (1) the annuity distributions will be paid
                           in periodic payments made at intervals not longer than one year;

                                    (2) the distribution period will be over a
                           life (or lives) or over a period certain not longer than the period described in Section 11.7(c) or 11.7(d);

                                    (3) once payments have begun over a period
                           certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

                                    (4) payments will either be nonincreasing or
                           increase only as follows:

                                                                   EXHIBIT 10.51


                                             (A) by an annual percentage
                                    increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the U. S. Department of Labor's Bureau of Labor Statistics;

                                             (B) to the extent of the reduction
                                    in the amount of the Member's or former
                                    Member's payments to provide for a survivor benefit upon death, but only if the Section 401(a)(9) Beneficiary whose life was being used to determine the distribution period described in Section 11.7(c) dies or is no longer the Member's or former Member's Beneficiary pursuant to a Qualified Domestic Relations Order;

                                             (C) to provide cash refunds of
                                    employee contributions upon the Member's or former Member's death; or

                                             (D) to pay increased benefits that
                                    result from a Plan amendment.

                           (i) Requirements in the Case of a Commercial Annuity.
                  If a Member's or former Member's nonforfeitable interest in his Plan benefit is distributed in the form of an annuity purchased from an insurance company, distributions under the annuity contract will be made in accordance with the requirements of section 401(a)(9) of the Code and Department of Treasury Regulations.

                           (j) Compliance with Section 401(a)(9). All
                  distributions under the Plan will be made in accordance with the requirements of section 401(a)(9) of the Code and all Department of Treasury Regulations promulgated thereunder, including, effective January 1, 2002 until January 1, 2003, Department of Treasury Regulations that were proposed in January of 2001 but not including Department of Treasury Regulations that were proposed prior to January of 2001; and including, effective January 1, 2003, the Final Section 401(a)(9) Regulations, including sections 1.401(a)(9)-1 through 1.401(a)(9)-9 of the Final Section 401(a)(9) Regulations. The provisions of the Plan reflecting section 401(a)(9) of the Code override any distribution options in the Plan inconsistent with section 401(a)(9) of the Code."


6. ARTICLE XIX. Effective January 1, 2003, Article XIX of the Plan is hereby amended by adding the following new Section 19.13:

                  "19.13 Arbitration. Any controversy arising out of or relating to the Plan, including without limitation, any and all disputes, claims (whether in tort, contract, statutory or otherwise) or disagreements concerning the interpretation or application of the provisions of the Plan, the Company's employment of the Member, or former Member, and the termination of that employment, shall be resolved by arbitration in accordance with the Employee Benefit Plan Claims Arbitration Rules of the American Arbitration Association (the "AAA") then in effect. No arbitration proceeding relating to the Plan may be initiated by either the Company or the Member, or former Member, unless the claims review and appeals procedures specified in Article XII have been exhausted. Within ten (10) business days of the initiation of an arbitration hereunder, the Company and the Member, or former Member, will each separately designate an arbitrator, and within twenty (20) business days of selection, the appointed arbitrators will appoint a neutral arbitrator from the panel of AAA National Panel of Employee Benefit Plan Claims Arbitrators. The arbitrators shall issue their written decision (including a statement of finding of facts) within thirty (30) days from the date of the close of the arbitration hearing. The decision of the arbitrators selected hereunder will be final and binding on both parties. This arbitration provision is expressly made pursuant to and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 (or replacement or successor statute). Pursuant to
         Section 9 of the Federal Arbitration Act, the Company and any Member agrees that any Member agrees that any judgment of the United States District Court for the District in which the headquarters of the Company is located at the time of initiation of an arbitration hereunder shall be entered upon the award made pursuant to the arbitration. Nothing in this Section 19.13 shall be construed to, in any way, limit the scope and effect of Article XIII. In any arbitration proceeding full effect shall be given to the rights, powers, and authorities of the Plan Administrator under Article XIII."


7. SECTION 20.3. The definition of "Testing Period" in Section 20.3 of the Plan is amended by adding the following sentence immediately prior to the last sentence: "Also, any Service shall be disregarded to the extent that such Service occurs during a Plan Year when the Plan benefits (within the meaning of section 410(b) of the Code) no Key Employee or former Key Employee."


8. SECTION 20.7. The definition of "Key Employee" in Section 20.7 of the Plan is amended to read in its entirety as follows:

                  "(d) "Key Employee" means an Employee or former Employee (including a deceased Employee) who at any time during the Plan Year is
         (1) an officer of any Affiliate having Compensation greater than $130,000.00 (as adjusted by the Secretary of Treasury from time to time for increases in the cost of living), (2) a Five Percent Owner of any Affiliate treated separately, or (3) a one percent owner of any Affiliate (within the meaning of Section 416(i) of the Code), treated separately, having Compensation greater than $150,000.00. For this purpose, no more than fifty (50) employees or, if lesser, the greater of three (3) employees or ten percent (10%) of the employees shall be treated as officers.

                  For purposes of determining the number of officers taken into account, the following employees shall be excluded: (1) employees who have not completed six (6) months of Service, (2) employees who normally work less than seventeen and one-half (17-1/2) hours per week,
         (3) employees who normally work not more than six (6) months during any year, (4) employees who have not attained the age of twenty-one (21), and (5) except to the extent provided in Department of Treasury Regulations, employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Affiliate.
         Section 416(i) of the Code shall be used to determine percentage of ownership.

                  The determination of who is a Key Employee will be made in accordance with section 416(i) of the Code and applicable Department of Treasury Regulations."


9. SECTION 20.7(f). Paragraph (f) of Section 20.7 is amended by renumbering clauses (iii) and (iv) as clauses (v) and (vi); deleting the existing clause (ii); and adding the following new clauses (ii), (iii) and (iv):

                  "(ii) In determining the present value of the accumulated accrued benefits for any Employee or the amount in the account of any Employee, the value or amount shall be increased by all distributions made to or for the benefit of the Employee under the Plan on account of his Separation From Service and during the one-year period ending on the Determination Date.

                  (iii) In determining the present value of the accumulated accrued benefits for any Employee or the amount in the account of any Employee, the value or amount shall be increased by all distributions made to or for the benefit of the Employee under the Plan other than on account of his Separation From Service and during the five-year period ending on the Determination Date.

                  (iv) Notwithstanding any other provision of the Plan, benefits shall not be taken into account in determining the top-heavy ratio for any Employee who has not performed services for an Affiliate during the last one-year period ending upon the Determination Date.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on this 31st day of December, 2002.


                                            BAKER HUGHES INCORPORATED


                                            By  /S/ JAMES R. WILHITE
                                               ---------------------------------
                                               Name:  James R. Wilhite
                                               Title: Director, Compensation,
                                                      Benefits & Corporate
                                                      Human Resources